PROFESSIONAL BUSINESS MANAGEMENT AGREEMENT

     This Professional Business Management Agreement (the "Agreement") is made and entered into effective as of May 12, 2003, by and between EyeMasters, Inc., a Delaware corporation ("Professional Business Manager"), and Michael J. Martin, O.D. & Associates, P.C., P.C., a Georgia professional corporation (the "Practice").

                                R E C I T A L S
                                - - - - - - - -

     A. The Practice desires to engage in the provision of Professional Eye Care Services (as defined below) to the general public in the state of Georgia (the "Practice Area") through individual Professionals (as defined below) each of whom is licensed to practice optometry and/or ophthalmology in Georgia and is employed or otherwise retained by the Practice;

     B. The Practice desires to provide Professional Eye Care Services to the general public at office(s) located adjacent to certain optical retail stores operating under the name "Doctor's VisionWorks" in Georgia and engage the Professional Business Manager to provide management services at such offices (such office locations, each to be listed on EXHIBIT A as attached hereto and amended from time to time, are hereinafter referred to as the "Practice Locations"); and

     C. The Practice desires to engage Professional Business Manager to provide facilities, equipment and such management, administrative and business services as are necessary and appropriate for the day-to-day administration of the non-optometric aspects of the Practice's professional eye care practice at each of the Practice Locations, and Professional Business Manager desires to provide such, upon the terms and conditions hereinafter set forth, for the purpose of enhancing the cost-efficiency and quality of services rendered by the Practice to its patients.

     NOW, THEREFORE, for and in consideration of the mutual agreements, terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     For the purposes of this Agreement, the following terms shall have the following meanings ascribed thereto, unless otherwise clearly required by the context in which such term is used:

     1.1     Agreement.  The  term  "Agreement"  shall  mean  this instrument as
             ---------
originally executed and delivered, or, if amended or supplemented, as so amended or supplemented.

     1.2     Budget.  The  term  "Budget"  shall  mean  an  operating budget and
             ------
capital  expenditure  budget for each fiscal year as prepared in accordance with
Section  3.11(a).

     1.3     Clinical  Duties.  The  term  "Clinical  Duties  " shall mean those
             ----------------
duties of Non-Professional Personnel (as defined below) which entail directly or indirectly assisting a Professional (as defined below) in the scheduling, examination or care of patients in the course of providing Professional Eye Care Services, regardless of whether the performance of such duties requires licensure under applicable state law.

     1.4     Confidential  Information.  The  term  "Confidential  Information"
             -------------------------
shall mean any information of Professional Business Manager or the Practice, as appropriate (whether written or oral), including all business management or economic studies, patient lists, proprietary forms, proprietary business or management methods, marketing data, or trade secrets of the Professional Business Manager or of the Practice, as applicable, whether or not such Confidential Information is disclosed or otherwise made available to one Party by the other Party pursuant to this Agreement. Confidential Information shall also include the terms and provisions of this Agreement and any transaction or document executed by the Parties pursuant to this Agreement. Confidential
Information does not include any information that the receiving party can establish (a) is or becomes generally available to and known by the public or optometric community (other than as a result of an unpermitted disclosure directly or indirectly by the receiving party or its affiliates, advisors, or Representatives); (b) is or becomes available to the receiving party on a nonconfidential basis from a source other than the furnishing party or its affiliates, advisors or Representatives, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to the furnishing party of which the receiving party has knowledge; or (c) has already been or is hereafter independently acquired or developed by the receiving party without violating any confidentiality agreement with or other obligation of secrecy to the furnishing party.

     1.5     Executive  Office  Administrator.  The  term  "Executive  Office
             --------------------------------
Administrator" shall mean the employee of Professional Business Manager having executive authority and responsibility for the general and active management of the Professional Business Manager.

     1.6     GAAP.  The  term "GAAP" shall mean generally accepted United States
             ----
accounting  principles.

     1.7     Management  Fee.  The  term  "Management  Fee"  shall  mean  the
             ---------------
Professional Business Manager's compensation established as described in Article V hereof.

     1.8     Management Services.  The term "Management Services" shall mean the
             -------------------
business, administrative, and management services to be provided for the Practice and the Office hereunder, including, without limitation, the provision of equipment, inventory and supplies, support services, personnel (excluding Professionals) management, administration, financial record keeping, and reporting, and other business office services, all as reasonably contemplated by this Agreement and which are necessary for the conduct of the Practice's business at the Practice Locations.

     1.9     Non-Professional  Personnel.     The  term  "Non-Professional
             ----------------------------
Personnel" shall mean those individuals employed primarily at the Office who are not Optometrists or Ophthalmologists.

     1.10     Office.  The term "Office" shall mean the facilities and locations
              ------
used by the Practice with respect to the Practice Locations, all business operations related to the Practice's optometric and/or therapeutic optometric practice at the Practice Locations, and all related business operations of the Practice which are to be administered by Professional Business Manager under this Agreement.

     1.11     Office  Expense.  The  term "Office Expense" shall mean all direct
              ---------------
out-of-pocket operating and non-operating expenses incurred by the Practice or the Professional Business Manager in the provision of Management Services to the Office and shall include all operating and non-operating expenses incurred by the Practice relating to the items set forth in this Section. The Professional Business Manager shall be reimbursed by the Practice for any reasonable Office Expense incurred by the Professional Business Manager in the provision of services to the Practice hereunder, upon request by the Professional Business Manager. Office Expense shall not include any Professional Business Manager Expense, Practice Expense or Shareholder Expense or any state, local or federal income or franchise tax. Without limitation, Office Expense shall include the following expenses to the extent relating to the Practice Locations:

          (a) comprehensive general and professional liability insurance covering the Office, employees of the Practice in connection with the operation of the Office and employees of Professional Business Manager in connection with the operation of the Office;

          (b) the expense of using, leasing, purchasing or otherwise procuring and maintaining the Office premises (e.g., rent expense and related charges);

          (c)     the  cost  of  Office  supplies  and  inventory;

          (d) all expenses reflected in the budget that are not Professional Business Manager Expenses, Practice Expenses or Shareholder Expenses;

          (e) reasonable costs and expenses (to the extent not covered by insurance) of lawsuits or claims against the Professional Business Manager or its personnel, or the Practice, its Professional(s), or its other personnel related to their performance of duties at the Office or their interest in assets used in connection with the Office, provided that if any of the Professional Business Manager or its personnel, or the Practice, its Professional(s), or its other personnel do not prevail in the lawsuit or claim or settle the matter with a material payment by the party (the party at "fault"), such costs and expenses shall be deemed a Professional Business Manager Expense in the event of Professional Business Manager's fault or the fault of its personnel and a Practice Expense in the event of fault by the Practice, its Professional(s), or its other personnel whereupon the Practice and such Professional(s) or other personnel shall be jointly responsible for the immediate reimbursement of the sums advanced by Professional Business Manager; provided further that Professional Business Manager shall not advance such costs and expenses from the Account if the Practice Advisory Council concludes that (i) it is unlikely that the Professional Practice Account will be reimbursed if the party involved will not prevail in the lawsuit or claim, or (ii) a reasonable third person would believe that obtaining a reimbursement of the advanced sums will be difficult to achieve; and the Parties acknowledge that nothing in this Section shall create any liability on the part of a Professional who would otherwise be shielded from personal liability by the corporate or limited liability structure of the Practice; and

          (f) key person life insurance premiums related to policies which the Parties agree to acquire on the life of the Practice's Shareholders or Professionals, whereupon any proceeds shall be paid to the Professional Practice Account, unless the Parties agree to a specific split of the proceeds. Should only the Practice choose to obtain key person life insurance, the Practice shall pay all premiums as a Practice Expense and shall receive all proceeds. Further, if only the Professional Business Manager chooses to obtain such insurance, Professional Business Manager shall pay all premiums as a Professional Business

Manager Expense and shall receive all proceeds. The Practice shall cause its Shareholders and Professionals to submit to a medical examination necessary to obtain such insurance.

     Expenses contemplated in this paragraph (other than Section 1.11(f)) shall be in the Budget or approved by the Practice Advisory Council, and where reasonably determinable, are intended to be reasonable and customary based upon similar relationships generally existing between national practice management companies and practices they manage. The expenses related to individuals who are consultants of or employed by Professional Business Manager and who provide services benefiting the Practice with respect to the Practice Locations shall be borne by the Professional Business Manager and the Professional Business Manager shall not be entitled to reimbursement therefore (other than through the payment of the Management Fee). The Parties acknowledge that certain expenses not specifically set forth above and associated with performing the services hereunder may benefit both Parties or be difficult or impractical to allocate between the Parties (e.g., utility costs, telephone service costs, overhead charges, costs of personnel (other than Professionals and Optical Technicians), costs of marketing materials and costs of equipment provided hereunder). Accordingly, other benefits provided to the Practice, and expenses incurred, by the Professional Business Manager, with respect to the Practice Locations (other than Office Expenses, Professional Business Manager Expenses, Practice Expenses or Shareholder Expenses) shall be compensated through the payment of the Management Fee and the Professional Business Manager shall not be entitled to reimbursement therefore. Notwithstanding anything to the contrary herein, unless expressly designated as a Professional Business Manager Expense, a Practice Expense or a Shareholder Expense in this Agreement or any exhibit thereto, all direct out-of-pocket expenses incurred by Professional Business Manager in providing services pursuant to this Agreement shall be considered Office Expenses.

     1.12     Optical  Technicians.  The  term  "Optical  Technician" shall mean
              --------------------
each optical technician employed by the Professional Business Manager and providing services at the Practice Locations.

     1.13     Optometrist.  The  term "Optometrist" shall mean each individually
              -----------
licensed Optometrist, if any, who is employed or otherwise retained by or associated with the Practice, and shall meet at all times the qualifications described in Section 4.3 and Section 4.4.

     1.14     Ophthalmologist.  The  term  "Ophthalmologist"  shall  mean  each
              ---------------
individually licensed Ophthalmologist, if any, who is employed or otherwise retained by or associated with the Practice, and shall meet at all times the qualifications described in Section 4.3 and Section 4.4.

     1.15     Parties.  The  term  "Parties"  shall  mean  the  Practice  and
              -------
Professional  Business  Manager.

     1.16     Permitted  Shareholder  Expense.  The  "Permitted  Shareholder
              -------------------------------
Expense" shall mean the amount equal to (i) $5,000 per Practice Location on an annualized basis (such amount to be prorated for any partial year in which an Practice Location operates) plus (ii) the amount of base salary (initially $150,000 per annum) paid to the Shareholder under the President's Employment Agreement described in Section 4.3 hereof plus the related employee benefits, reasonable and customary professional dues, subscriptions, continuing educations and technical training expenses (such reasonable subscriptions, continuing education and technical training expenses not to exceed $500 per Practice Location on an annualized basis) and related payroll taxes as contemplated in the President's Employment Agreement. The Parties acknowledge that the amount referenced in clause (i) of this paragraph may be, at the option of the Practice, (A) expended by the Practice on additional benefits to be provided to Shareholder that would not otherwise be included as an Office Expense or Practice Expense or provided under the

President's Employment Agreement, (B) paid to an affiliate of the Practice for consulting or other services to the Practice, (C) paid to the Shareholder as a bonus or compensation in addition to the base salary owed under the President's Employment Agreement or (D) distributed to Shareholder.

     1.17     Practice.  The term "Practice" shall have the meaning set forth in
              --------
the  Recitals.

     1.18     Practice  Advisory  Council.  The term "Practice Advisory Council"
              ---------------------------
shall  have  the  meaning  set  forth  in  Section  2.6  of  this  Agreement.

     1.19     Practice  Expenses.  The  term  "Practice Expenses" shall mean, to
              ------------------
the extent relating to the Practice Locations: (a) all reasonable non-shareholder Professionals' and Optical Technicians' salaries, benefits, payroll taxes and other direct costs related to their services to the Practice (including reasonable and customary professional dues, subscriptions, continuing education and technical training expenses, and severance payments); (b) the cost of optometric supplies (including, but not limited to, drugs, pharmaceuticals, products, substances, items or optometric devices); (c) reasonable and customary professional liability insurance expenses of Professionals; (d) reasonable travel costs for continuing education, technical training and necessary business travel for non-shareholder Professionals and Optical Technicians; (e) to the extent not covered by insurance and subject to the advance provisions contained herein, the defense costs and expenses of any litigation or claims brought against the Practice, its Professionals, or its other personnel by any third party in which the Practice, its Professionals, or its other personnel do not prevail or the matter settles with a material payment and the Practice, its Professionals, or other personnel are at fault, and any liability judgment or material settlement assessed against the Practice or its Professionals or other personnel; (f) certain equipment expenses described in Sections 3.2(c) and 3.2(d) of this Agreement; (g) interest on any funds advanced to the Practice by Professional Business Manager to the extent that Professional Business Manager is a net lender in accordance with the terms of this Agreement; (h) any income taxes or franchise taxes of the Practice; and (i) consulting, accounting, or legal fees which relate solely to the Practice or relate to a dispute with Professional Business Manager. Notwithstanding the foregoing, the term Practice Expenses shall specifically exclude (i) business travel requested by Professional Business Manager, which shall be an Office Expense, (ii) any and all compensation or expenses attributable to Shareholders, which shall be Shareholder Expenses (except reasonable and customary expenses for malpractice insurance which shall be a Practice Expense), (iii) "tail" insurance coverage for Shareholders, which shall be a Shareholder Expense, or (iv) such other items agreed to in advance in writing by the Parties hereto. During this Agreement, for so long as a current Shareholder of the Practice is an employee of, contractor to, or Shareholder of the Practice, such Shareholder shall be deemed to be a Shareholder for the purposes of this definition. Such expenses are to be approved annually in the Budget.

     1.20     Practice  Locations.  The term "Practice Locations" shall have the
              -------------------
meaning  set  forth  in  the  Recitals.

     1.21     Professional.  The  term "Professional" shall mean any Optometrist
              ------------
or  Ophthalmologist.

     1.22     Professional  Business  Manager.  The  term "Professional Business
              -------------------------------
Manager"  shall  have  the  meaning  set  forth  in  the  Recitals  hereto.

     1.23     Professional  Business  Manager  Expense.  The  term "Professional
              ----------------------------------------
Business Manager Expense" shall mean an expense or cost incurred by the Professional Business Manager, for which the

Professional Business Manager is financially liable and is not entitled to reimbursement from the Practice. Professional Business Manager Expense shall specifically include: (a) any income or franchise taxes of the Professional Business Manager; (b) the expense of providing, leasing, purchasing or otherwise procuring and maintaining the Office equipment, including depreciation in the case of furniture and equipment as provided in Section 3.2(c) and 3.2(d); (c) costs and expenses of the employees of the Professional Business Manager that provide services at the Offices, (d) utility costs, telephone costs, marketing materials and corporate overhead charges, and (e) any other expenses or costs that are not reasonable and customary reimbursements based upon a national practice management company's usual arrangement with a practice it manages.

     1.24     Professional  Eye  Care Services.  The term "Professional Eye Care
              --------------------------------
Services" shall mean professional health care items and services, including, but not limited to, the practice of optometry and ophthalmology, and all related professional health care services provided by the Practice through Optometrists, Ophthalmologists, and other professional health care providers that are retained by or professionally affiliated with the Practice; provided, however, in no event shall Professional Eye Care Services include the direct or indirect selling of eye glass frames, sun glasses, eyeglass lenses or prisms, contact lenses or contact lens supplies.

     1.25     Professional  Practice  Account.  The  term "Professional Practice
              -------------------------------
Account"  shall  mean  the  bank  account  described  in  Section  3.10.

     1.26     Representatives.  The  term "Representatives" shall mean a Party's
              ---------------
officers,  directors,  managers,  employees,  or  other  agents.

     1.27     Shareholder.  The  term  "Shareholder"  shall  mean any current or
              -----------
future  shareholder  of  the  Practice.

     1.28     Shareholder  Expense.  The  term  "Shareholder  Expense"  shall be
              --------------------
limited to the following expenses: (a) Shareholders' salaries, benefits, payroll taxes, and other direct costs as provided in the President's Employment Agreement (including professional dues, subscriptions, continuing education expenses, severance payments, and reasonable entertainment expenses and reasonable travel costs for continuing education or other reasonable business travel but excluding business travel requested by Professional Business Manager, which shall be an Office Expense, and excluding any other expense of a Shareholder approved as an Office Expense in advance by the Parties); (b)
"tail" coverage malpractice insurance expenses for the Shareholders and any malpractice insurance expenses of any Professional which are in excess of those which are customary and reasonable; and (c) consulting, accounting, or legal fees which relate solely to the Shareholders or relate to any dispute with the Professional Business Manager. In addition to the foregoing, "Shareholder Expenses" shall include any non-operating expenses of the Practice, any extraordinary or unusual expenses of the Practice, any unreasonable continuing education expenses, entertainment expenses or travel costs and any costs or expenses with respect to requests by the Practice that are not approved by the Professional Business Manager (e.g., costs of additional Non-Professional personnel at the locations, costs of marketing or advertising in excess of advertising proposed by the Professional Business Manager). In determining whether to approve such excess expenditures requested by the Practice, the Professional Business Manager shall use its judgment based upon its experience in other professional management relationships. The Practice shall reimburse the Professional Business Manager for any Shareholder Expense incurred by the Professional Business Manager. Unless expressly designated as a Management Fee, a Professional Business Manager Expense, an Office Expense, or a Practice Expense in this Agreement or in any exhibit hereto or in any written agreement of the Parties, any expense incurred by the Practice shall be considered a Shareholder Expense. Notwithstanding the above, the Practice may require certain Professionals to pay certain expenses incurred for them specifically. Nothing in this Section shall create personal liability on the part of the Practice's Shareholders.

     1.29     Term.  The  term  "Term"  shall  mean  the initial and any renewal
              ----
periods  of  duration  of  this  Agreement  as  described  in  Section  6.1.

                                   ARTICLE II

                  APPOINTMENT OF PROFESSIONAL BUSINESS MANAGER
                  --------------------------------------------

     2.1     Appointment.  The  Practice  hereby  appoints Professional Business
             -----------
Manager as its sole and exclusive agent for the management and administration of the business functions and business affairs of the Office, and Professional Business Manager hereby accepts such appointment, subject at all times to the provisions of this Agreement. Notwithstanding any provisions in this Agreement to the contrary, Professional Business Manager's duties, responsibilities and authority hereunder shall only extend to the management of the Practice Locations set forth on Exhibit A hereto, which may be amended from time to time with the consent of the Practice and Professional Business Manager or as provided in Section 6.2(c) hereof.

     2.2     Authority.  Consistent  with  the  provisions  of  this  Agreement,
             ---------
Professional Business Manager shall have the responsibility and commensurate authority to provide Management Services for the Practice at the Practice Locations. The Practice shall give Professional Business Manager thirty (30) days' prior notice of the Practice's intent to execute any agreement creating a binding legal obligation on the Practice to the extent relating to the Practice Locations. The Parties acknowledge and agree that the Practice, through its Professionals, shall be responsible for and shall have complete authority, responsibility, supervision, and control over the provision of all Professional Eye Care Services and other professional health care services performed for patients, and that all diagnoses, treatments, procedures, and other professional health care services shall be provided and performed exclusively by or under the supervision of Professionals as such Professionals, in their sole discretion, deem appropriate. Professional Business Manager shall have and exercise absolutely no control, influence, authority or supervision over the provision of Professional Eye Care Services.

     2.3     Patient  Referrals.  Professional Business Manager and the Practice
             ------------------
agree that the benefits to the Practice and to Professional Business Manager hereunder do not require, are not payment for, and are not in any way contingent upon the referral, admission, or any other arrangement for the provision of any item or service offered by Professional Business Manager to patients of the Practice in any facility, laboratory, center, or health care operation controlled, managed, or operated by Professional Business Manager or upon the referral, admission, or any other arrangement for the provision of any item or service offered by the Practice.

     2.4     Internal  Decisions  of  the  Practice.  Matters  involving  the
             --------------------------------------
Practice's allocation of professional income among its Shareholders and the Professional employees of the Practice, tax planning, and pension and investment planning shall remain the responsibility of the Practice and the Shareholders of the Practice. The Professional Business Manager may not and shall not directly or indirectly control or attempt to control, dictate or influence, directly or indirectly, the professional judgment, including, but not limited to, the level or type of care or services rendered, the manner of practice, or the practice of the Practice or any Professional employed by the Practice.

     2.5     Practice  of  Optometry.  The Parties acknowledge that Professional
             -----------------------
Business Manager is not authorized or qualified to engage in any activity that may be construed or deemed to constitute the practice of optometry. To the extent any act or service herein required to be performed by Professional Business Manager should be construed by a court of competent jurisdiction or by the Board of Optometry to constitute the practice of optometry, the requirement to perform that act or service by Professional Business Manager shall be deemed waived and unenforceable. Although Professional Business Manager shall provide Non-Professional Personnel to the Practice and Professional Business Manager shall manage the administrative aspects of their employment, all Non-Professional Personnel shall be subject to the direction, supervision, and control of the Practice and its Professionals in the performance of any and all Clinical Duties and in the performance of Clinical Duties shall not be subject to any direction or control by, or liability to, Professional Business Manager. Professional Business Manager may not and shall not control or attempt to control, directly or indirectly, the professional judgment, the manner of practice, or the practice of the Practice or any Professional employed by the Practice. In this regard, Professional Business Manager shall not attempt to dictate, influence, or control the scope, level, or type of Professional Eye Care Services provided to patients of the Office, the frequency of patient contacts at the Office (except to the extent necessary to establish the Budget), the discipline of any Professionals who are Practice employees, the fees charged for Professional Eye Care Services provided to patients of the Office (except to the extent necessary to establish the Budget or negotiate managed care contracts), or any other matter that impinges on the professional judgment of the Practice or any Professional employed by the Practice.

     2.6     Formation  and  Operation  of  the  Practice Advisory Council.  The
             -------------------------------------------------------------
Parties hereby establish a Practice Advisory Council which shall be responsible for advising Professional Business Manager and the Practice with respect to developing the Office and implementing management and administrative policies for the overall operation of the Office and for providing dispute resolution on certain matters. The Practice Advisory Council shall consist of four (4) members. Professional Business Manager shall designate, in its sole discretion, two (2) members of the Practice Advisory council or may have one (1) member with two (2) votes. The Practice shall designate, in its sole discretion, two (2) members of the Practice Advisory Council or may have one (1) member with two (2) votes. The Practice Advisory Council members selected by the Practice shall be full-time Professional employees of the Practice. Each Party's representatives to the Practice Advisory Council shall have the authority to make decisions on behalf of the respective Party. Except as may otherwise be provided, the act of a majority of the members of the Practice Advisory Council shall be the act of the Practice Advisory Council, provided that the affirmative vote of the Practice member(s) shall be required on all votes of the Practice Advisory Council relating to or affecting the provision of Professional Eye Care Services. The decisions, resolutions, actions, or recommendations of the Practice Advisory Council shall be implemented by Professional Business Manager or the Practice, as appropriate.

     2.7     Duties  and Responsibilities of the Practice Advisory Council.  The
             -------------------------------------------------------------
Practice Advisory Council shall review, evaluate, make recommendations, and where specifically authorized herein and permitted by law, make decisions with respect to the following matters, to the extent relating to the Practice
Locations:

          (a)     Facility  Improvements  and  Expansion.  Any  renovation  and
                  --------------------------------------
expansion plans and capital equipment expenditures with respect to the Practice's facilities at the Practice Locations shall be reviewed by the Practice Advisory Council which shall make recommendations to the Practice with respect to proposed changes therein. Such renovation and expansion plans and capital equipment expenditures shall be based upon economic feasibility, optometry support, productivity and then-current market conditions.

          (b)     Marketing and Public Relations.  The Practice Advisory Council
                  ------------------------------
shall review and make recommendations to the Practice with respect to all marketing and public relations services and programs promoting the Practice's Professional Eye Care Services and ancillary services rendered by the Practice at the Practice Locations.

          (c)     Patient  Fees;  Collection  Policies.  The  Practice  Advisory
                  ------------------------------------
Council shall review and make recommendations to the Practice concerning the fee schedule and collection policies for all Professional Eye Care Services and ancillary services rendered by the Practice at the Practice Locations.

          (d)     Ancillary  Services.  The  Practice  Advisory  Council  must
                  -------------------
approve any new non-professional ancillary services to be rendered by the Practice at the Practice Locations and the pricing, continuation of, access to, and quality of such services.

          (e)     Provider  and  Payor  Relationships.  The  Practice  Advisory
                  -----------------------------------
Council shall review and make recommendations to the Practice regarding the establishment or maintenance of relationships between the Practice and institutional health care providers and third-party payors, and the Practice shall review and approve all agreements with institutional health care providers and third-party payors. The Practice Advisory Council shall also make recommendations to the Practice concerning discounted fee schedules, including capitated fee arrangements of which the Practice shall be a party, and the Practice shall review and approve all such capitated fee arrangements.

          (f)     Strategic  Planning.  The  Practice  Advisory Council may make
                  -------------------
recommendations to the Practice concerning development of long-term strategic planning objectives for the Practice.

          (g)     Capital  Expenditures.  The  Practice  Advisory  Council shall
                  ---------------------
make recommendations to the Practice concerning the priority of major capital expenditures, and shall review and approve any commitment to make any capital expenditures relating to the Office involving amounts in excess of $15,000 individually, or $50,000 in the aggregate, in any one fiscal year, which amounts may be increased from time-to-time by agreement of the Parties.

          (h)     Fee  Dispute  Resolution.  At  the  request  of  Professional
                  ------------------------
Business Manager or the Practice, the Practice Advisory Council shall make recommendations to Professional Business Manager with respect to any dispute concerning a set off or reduction in Management Fees.

          (i)     Grievances  Referrals.  The  Practice  Advisory  Council shall
                  ---------------------
consider and make recommendations to Professional Business Manager and the Practice regarding grievances pertaining to matters not specifically addressed in this Agreement as referred to it by Professional Business Manager or the Practice's Board of Directors.

          (j)     Termination of Professional Business Manager's Personnel.  The
                  --------------------------------------------------------
Practice Advisory Council shall review and approve any decision by the Professional Business Manager to terminate any of Professional Business Manager's personnel primarily located at the Office who occupy office manager or high level positions.

          (k)     Approval  of New Offices or Dispensary.  The Practice Advisory
                  --------------------------------------
Council shall approve any move of any current Office location or expansion to an additional Office location.

Except in those specific instances set forth above in which the Practice Advisory Council has been granted the authority to make decisions binding upon the Professional Business Manager and the Practice, it is acknowledged and agreed that recommendations of the Practice Advisory Council are intended for the advice and guidance of Professional Business Manager and the Practice and that the Practice Advisory Council does not have the power to bind Professional Business Manager or the Practice. Where discretion with respect to any matter is vested in Professional Business Manager or the Practice under the terms of this Agreement, Professional Business Manager or the Practice, as the case may be, shall have ultimate responsibility for the exercise of such discretion, notwithstanding any recommendations of the Practice Advisory Council. Professional Business Manager and the Practice shall, however, take such recommendations of the Practice Advisory Council into account in good faith in the exercise of such discretion.

     2.8     Professional Health Care Decisions. Notwithstanding anything herein
             ----------------------------------
to the contrary, all decisions required by applicable law to be made solely by health care professionals will be made solely by the appropriate Professionals. The Practice shall have ultimate and exclusive authority concerning issues related to:

          (a) Types, levels, and scope of Professional Eye Care Services to be provided (provided, however, that the Practice Advisory Council shall have the authority set forth in Section 2.7(d) with respect to non-professional ancillary services);

          (b)     The  scheduling  and  availability  of  Professional  Eye Care
Services;

          (c) Recruitment of Professionals to the Practice, including the specific qualifications and specialties of recruited Professionals;

          (d)     Any  optometric  related  functions;

          (e)     Fee  schedules  for  Professional  Eye  Care  Services;

          (f)     Frequency,  volume  and/or  scheduling  of patient encounters;

          (g) The discipline of any Professionals or Non-Professional Personnel with respect to the performance of Professional Eye Care Services or Clinical Duties, as applicable; and

          (h) Any other decisions required by applicable law to be made solely by Professionals and not by non-Professionals.

     Without limiting the generality of the foregoing, in no event shall Professional Business Manager have any authority which will result in the Practice, or the Professionals retained by the Practice, engaging in Unprofessional Conduct as more specifically set forth in Section 4.4 hereof.

     2.9     Meetings  of  the Practice Advisory Council.  The Practice Advisory
             -------------------------------------------
Council shall meet on a regular basis as mutually agreed by the Parties. A special meeting of the Practice Advisory Council may be called by Professional Business Manager or the Practice upon two (2) weeks' notice, except in the event of an emergency, in which case a special meeting may be called by Professional Business Manager or the Practice upon three (3) business days' notice. Meetings may be held telephonically or by any other means agreeable to the Parties.

                                   ARTICLE III

              OBLIGATIONS AND RESPONSIBILITIES OF BUSINESS MANAGER
              ----------------------------------------------------

     3.1     Management  Services.  Professional  Business Manager shall provide
             --------------------
all Management Services as are necessary and appropriate for the day-to-day administration of the business aspects of the Practice's operations at the Practice Locations, pursuant to the terms of this Agreement. Professional Business Manager shall operate in a reasonable and customary manner with due consideration to the Practice's past business practices and shall operate in accordance with all applicable laws, rules and regulations which are necessary and material to the Professional Business Manager's performance of the Management Services. Professional Business Manager will provide in good faith and with due diligence its services consistent with management services generally provided in the operations of optometric practice similar in size, type and operations in the Practice Areas. All reasonable costs and expenses related to Professional Business Manager's duties contained in this Article III shall be Office Expenses unless limited or excluded as an Office Expense pursuant to the terms of this Agreement. Subject to Section 6.2(c), Professional Business Manager hereby consents and agrees to provide all Management Services to all Office facilities and locations at the Practice
Locations; provided, however, that during the Term of this Agreement the Practice shall not engage any individual or entity other than Professional Business Manager to provide Management Services to the Practice at the Practice Locations without the consent and approval of the Practice Advisory Council.

     3.2     Office,  Facilities  and  Equipment.
             -----------------------------------

          (a) Professional Business Manager shall procure, for or on behalf of the Practice, lease (or sublease agreements) for the Practice Locations that are deemed by the Parties to be reasonable, necessary and appropriate, and the expense associated therewith shall be an Office Expense. Professional Business Manager shall consult with the Practice regarding the condition, use and needs of Office facilities, offices and improvements. The Practice shall pay when due all rents and expenses of the Office, including without limitation expenses for leasehold or facility improvements. Such rents and expenses shall be Office Expenses.

          (b) To the extent required to provide Office space to the Practice, Professional Business Manager shall negotiate and administer all leases of and agreements for Office facilities at the Practice Locations on behalf of the Practice, provided, however, that Professional Business Manager shall consult with the Practice on all professional or clinical matters relating thereto and that the Practice shall consent to any lease negotiated by Professional Business Manager, which consent shall not be unreasonably withheld. The Parties acknowledge that the initial rental payments for the Office space at the Practice Locations shall be as set forth on Exhibit A attached hereto. Notwithstanding any provision in this Agreement to the contrary, Professional Business Manager shall not have any duty or obligation to negotiate or enter into leases or subleases on behalf of the Practice with respect to Office facilities that will have terms in excess of the then current term of this Agreement and the Practice acknowledges that such leases or subleases will be coterminous with this Agreement.

          (c) Professional Business Manager shall provide all non-health care equipment, fixtures, office supplies, furniture and furnishings as are reasonable and approved in the Budget for the operation of the Office and the provision of Professional Eye Care Services at the Practice Locations. The expense of such equipment shall be a Professional Business Manager Expense. If the Practice wishes to choose additional equipment, which the Professional Business Manager determines not to acquire or lease, the Practice may acquire or lease such equipment, and the expense related thereto shall be deemed a Practice Expense.

          (d) Professional Business Manager shall provide health care related equipment as reasonably required by the Practice with respect to the Practice Locations. The Practice shall have final authority in all health care equipment selections; provided, however, that if the Practice chooses to acquire health care equipment for the Practice Locations which is not in the Budget and which Professional Business Manager reasonably chooses not to acquire, expenses related thereto shall be treated as a Practice Expense and such equipment shall be owned by the Practice; provided further that following such acquisition or lease by the Practice, if the Practice Advisory Council determines after a period of six months of use such equipment is reasonably certain to result in material profit to Professional Business Manager (taking into account the cost or expense and anticipated revenues associated with such equipment) then Professional Business Manager shall acquire such equipment from the Practice by either (at Professional Business Manager's option), paying cash or by assuming the liability associated with such equipment, or if such equipment is then being leased by the Practice, by assuming such lease. In the event of such an acquisition by Professional Business Manager, it shall reimburse the Practice for previous expenses applied thereto. Except for equipment which Professional Business Manager elects not to acquire or lease which is acquired or leased by the Practice pursuant to Section 3.2(c) or (d), all health care and non-health care equipment, other than Professional-owned automobiles, acquired for the use of the Practice at the Practice Locations shall be owned by Professional Business Manager and the depreciation and related capital charge shall be a Professional Business Manager Expense. Professional Business Manager may make recommendations to the Practice on the relationship between its health care equipment decisions and the overall administrative and financial operations of the Practice at the Practice Locations.

          (e) Professional Business Manager shall be responsible for the repair and maintenance of the Office, consistent with the Practice's responsibilities under the terms of any lease or other use arrangement, and for the prompt repair, maintenance, and replacement of all equipment other than such repairs, maintenance and replacement necessitated by the gross negligence or willful misconduct of the Practice, its Professionals or other personnel employed by the Practice, the repair or replacement of which shall be a Practice Expense and not an Office Expense. Replacement equipment shall be acquired where Professional Business Manager in good faith determines, in consultation with the Practice, that such replacement is necessary or where the Budget has made allowances for such replacement subject to determination by Practice Advisory Council in the case of disagreement.

     3.3     Health  Care  Supplies.  Professional Business Manager shall order,
             ----------------------
procure, purchase and provide on behalf of and as agent for the Practice all reasonable health care supplies relating to the Practice Locations unless otherwise prohibited by federal and/or state law. Furthermore, Professional Business Manager shall ensure that the Office is at all times adequately stocked with the health care supplies that are necessary and appropriate for the operation of the Office and required for the provision of Professional Eye

Care Services at the Practice Locations. The ultimate oversight, supervision and ownership for all health care supplies is and shall remain the sole responsibility of the Practice and all costs and expenses relating to such supplies shall be an Office Expense. As used in this provision, the term "health care supplies" shall mean all drugs, pharmaceuticals, products, substances, items or devices whose purchase, possession, maintenance, administration, prescription or security requires the authorization or order of a licensed health care provider or requires a permit, registration, certification or other governmental authorization held by a licensed health care provider as specified under any federal and/or state law.

     3.4     Support  Services.  Professional  Business Manager shall provide or
             -----------------
arrange for all printing, stationery, forms, postage, duplication or photocopying services, and other support services as are reasonably necessary and appropriate for the operation of the Office and the provision of Professional Eye Care Services therein.

     3.5     Quality  Assurance,  Risk  Management,  and  Utilization  Review.
             ----------------------------------------------------------------
Professional Business Manager shall assist the Practice in the Practice's establishment and implementation of procedures to ensure the consistency, quality, appropriateness, and necessity of Professional Eye Care Services provided by the Practice at the Practice Locations, and shall provide, administrative support for the Practice's overall quality assurance, risk management, and utilization review programs relating to the Practice Locations. Professional Business Manager shall perform these tasks in a manner to ensure the confidentiality and non-discoverability of these program actions to the fullest extent allowable under state and federal law.

     3.6     Licenses  and  Permits.  Professional  Business  Manager  shall, on
             ----------------------
behalf of and in the name of the Practice, coordinate all development and planning processes, and apply for and use reasonable efforts to obtain and maintain all federal, state and local licenses and regulatory permits required for or in connection with the operation of the Office and the equipment (existing and future) located at the Practice Locations, other than those relating to the practice of optometry or the administration of drugs by Professionals retained by or associated with the Practice. The expenses and costs associated with obtaining and maintaining permits with respect to the Office shall be deemed Office Expenses.

     3.7     Personnel.
             ---------

          (a)     Selection  and  Retention  of  Professional Business Manager's
                  --------------------------------------------------------------
Personnel.  Except  as  specifically  provided in Section 4.3 of this Agreement,
   ------
Professional Business Manager shall, in consultation with the Practice, employ or otherwise retain and shall be responsible for selecting, hiring, training, supervising, and terminating, all management, administrative, technical, clerical, secretarial, bookkeeping, accounting, payroll, billing and collection and other personnel (excluding Professionals) as Professional Business Manager deems reasonably necessary and appropriate for the operation of the Office at the Practice Locations and for Professional Business Manager's performance of its duties and obligations under this Agreement. Consistent with reasonably prudent personnel management policies, Professional Business Manager shall seek and consider the advice, input, and requests of the Practice in regard to personnel matters. Professional Business Manager shall have sole responsibility for determining the salaries and providing fringe benefits, and for withholding, as required by law, any sums for income tax, unemployment insurance, social security, or any other withholding required by applicable law or governmental requirement. Professional Business Manager reserves the right to change the number, composition or employment terms of such personnel in the future at Professional Business Manager's discretion; provided, however, that the termination of any of Professional Business Manager's personnel who occupy office manager or high level positions, and are primarily located at the Office must receive the approval of the

Practice Advisory Council. Professional Business Manager and the Practice recognize and acknowledge that Professional Business Manager and personnel retained by Professional Business Manager may from time-to-time perform services for persons other than the Practice. This Agreement shall not be construed to prevent or prohibit Professional Business Manager from performing such services for others or restrict Professional Business Manager from using its personnel to provide services to others. Professional Business Manager hereby disclaims any liability relating to the effect of its employees on the qualification of the Practice's retirement plans under the Internal Revenue Code, and all liabilities for such classification shall be solely the responsibility of the Practice.

          (b)     Termination  of Professional Business Manager's Personnel.  If
                  ---------------------------------------------------------
the Practice is dissatisfied with the services of any employee of Professional Business Manager or any personnel under Professional Business Manager's direction, supervision and control, at the Practice Locations, the Practice shall consult with Professional Business Manager. Professional Business Manager shall in good faith determine whether the performance of that employee could be brought to acceptable levels through counsel and assistance, or whether such employee should be relocated or terminated. All of Professional Business Manager's determinations regarding Professional Business Manager's personnel shall be governed by the overriding principle and goal of providing high quality optometric and/or therapeutic optometric support services. Employee assignments shall be made to assure consistent and continued rendering of high quality optometric and/or therapeutic optometric support services. The Professional Business Manager shall maintain established working relationships wherever possible, and Professional Business Manager shall make every effort consistent with sound business practices to honor the specific requests of the Practice with regard to the assignment of employees. Notwithstanding that which is contained in this Section 3.7(b), the Practice shall have the right and obligation to determine the direction, supervision, and control of any personnel while said personnel are involved in the performance of Clinical Duties at the Practice Locations, including prohibiting said personnel from being involved in the performance of Clinical Duties.

     3.8     Contract  Negotiations.  Professional  Business  Manager  shall
             ----------------------
evaluate, assist in negotiations and administer on behalf of the Practice contracts relating to the Practice Locations that do not relate to the provision of Professional Eye Care Services as set forth in this Agreement and/or as approved in the Budget. To the extent permitted by law, Professional Business Manager shall evaluate, assist in negotiations, administer and execute on the Practice's behalf, all contractual arrangements with third parties as are reasonably necessary and appropriate for the Practice's provision of Professional Eye Care Services at the Practice Locations, including, without limitation, negotiated price agreements with third-party payors, alternative delivery systems, or other purchasers of group health care services. The Professional Business Manager shall review and make recommendations to the Practice regarding the establishment or maintenance of relationships between the Practice (with respect to the Practice Locations) and institutional health care providers and third-party payors, and the Practice shall review and approve all agreements with institutional health care providers and third-party payors. The Professional Business Manager shall also make recommendations to the Practice concerning discounted fee schedules, including capitated fee arrangements of which the Practice (with respect to the Practice Locations) shall be a party, and the Practice shall review and approve all such capitated fee arrangements. The Practice shall have the final authority with regard to the entry into all such contractual arrangements relating to the provision of Professional Eye Care Services at the Practice Locations.

     3.9     Billing  and  Collection  As  an  agent  on  behalf  of and for the
             ------------------------
account of the Practice, Professional Business Manager shall establish and maintain credit and billing and collection services, policies and procedures, and shall use reasonable efforts to timely bill and collect all fees for all billable Professional Eye Care Services provided by the Practice, the Professionals or other personnel employed or otherwise retained by the Practice at the Practice Locations. In connection with the billing and collection services to be provided hereunder, and throughout the Term (and thereafter as provided in Section 6.3), the Practice hereby grants to Professional Business Manager an exclusive special power of attorney and appoints Professional Business Manager as the Practice's exclusive true and lawful agent and attorney-in-fact (which shall be deemed revoked in the event of termination for cause by the Practice), and Professional Business Manager hereby accepts such special power of attorney and appointment, for the following purposes to the extent relating to the Practice Locations:

          (a) To bill the Practice's patients, in the Practice's name using the Practice's tax identification number and on the Practice's behalf, for all billable Professional Eye Care Services provided by the Practice to patients at the Practice Locations;

          (b) To bill, in the Practice's name using the Practice's tax identification number and on the Practice's behalf, all claims for reimbursement or indemnification from health maintenance organizations, self-insured employers, insurance companies, Medicare, Medicaid, and all other third-party payors or fiscal intermediaries for all covered billable Professional Eye Care Services provided by the Practice to patients at the Practice Locations;

          (c) To collect and receive, in the Practice's name and on the Practice's behalf, all accounts receivable generated by such billings and claims for reimbursement, to administer such accounts including, but not limited to, extending the time of payment of any such accounts; suing, assigning or selling at a discount such accounts to collection agencies; or taking other measures to require the payment of any such accounts; provided, however, that the Practice shall review and approve any decision by Professional Business Manager to undertake extraordinary collection measures, such as filing lawsuits, discharging or releasing obligors, or assigning or selling accounts at a discount to collection agencies. Professional Business Manager shall act in a professional manner and in compliance with all federal and state fair debt collection practices laws in rendering billing and collection services;

          (d) To deposit all amounts collected on behalf of the Practice into the Professional Practice Account which shall be and at all times remain in the Practice's name. The Practice covenants to transfer and deliver to the Professional Practice Account all funds received by the Practice from patients or third-party payors for billable Professional Eye Care Services rendered at the Practice Locations. Upon receipt by Professional Business Manager of any funds from patients or third-party payors or from the Practice pursuant hereto for billable Professional Eye Care Services rendered at the Practice Locations, Professional Business Manager shall immediately deposit the same into the Professional Practice Account. Professional Business Manager shall administer, be responsible for, and be obligated to pay for all Office Expenses; provided, however, that Professional Business Manager shall only be liable for Office Expenses to the extent of funds in the Professional Practice Account. Professional Business Manager shall disburse funds from the Professional Practice Account to creditors and other persons on behalf of the Practice, maintaining records of such receipt and disbursement of funds;

          (e) To take possession of, endorse in the name of the Practice, and deposit into the Professional Practice Account any notes, checks, money orders, insurance payments, and any other instruments received in payment of accounts receivable of the Practice relating to the Practice Locations; and

          (f) To sign checks on behalf of the Practice, and to make withdrawals from the Professional Practice Account, for payments specified in this Agreement. Upon request of Professional Business Manager, the Practice shall execute and deliver to the financial institution wherein the Professional Practice Account is maintained, such additional documents or instruments as may be necessary to evidence or effect the special power of attorney granted to Professional Business Manager by the Practice pursuant to this Section 3.9. The special power of attorney granted herein shall be coupled with an interest and shall be irrevocable except with Professional Business Manager's written consent, which shall be provided immediately in the event the Professional Business Manager is terminated for cause pursuant to Section 6.2(a) below. The irrevocable power of attorney shall expire when this Agreement has been terminated, all accounts receivable payable to Professional Business Manager pursuant to this Agreement have been collected, and all Management Fees due to Professional Business Manager have been paid. If Professional Business Manager assigns this Agreement in accordance with its terms, the Practice shall execute a power of attorney in favor of the assignee in a form acceptable to Professional Business Manager.

3.10     Maintenance  of  Professional  Practice  Account.
         ------------------------------------------------

          (a)     Power  of  Attorney.  Professional Business Manager shall have
                  -------------------
access to the Professional Practice Account solely for the purposes stated herein. In connection herewith and throughout the term of this Agreement, the Practice hereby grants to Professional Business Manager an exclusive special power of attorney for the purposes stated herein and appoints Professional Business Manager as the Practice's exclusive, true, and lawful agent and attorney-in-fact, and Professional Business Manager hereby accepts such special power of attorney and appointment, to deposit into the Professional Practice Account all funds, fees, and revenues received from collection by Professional Business Manager for Professional Eye Care Services rendered to patients of the Office, and for all other professional and Office services relating to the Practice Locations and to make withdrawals from the Professional Practice Account for payments specified in this Agreement and as requested from time-to-time by the Practice. Notwithstanding the exclusive special power of attorney granted to Professional Business Manager hereunder, the Practice may, upon reasonable advance notice to Professional Business Manager, draw checks on the Professional Practice Account; provided, however, that the Practice shall neither draw checks on the Professional Practice Account nor request Professional Business Manager to do so if the balance remaining in the Professional Practice Account after such withdrawal would be insufficient to enable Professional Business Manager to pay on behalf of the Practice any Management Fee or reimbursement of any expense to which Professional Business Manager may be entitled or any Office Expense, Practice Expense or Shareholder Expense attributable to the operations of the Office or to the provision of Professional Eye Care Services and/or any other obligations of the Practice to the extent relating to the Practice Locations. The Parties acknowledge and agree that Professional Business Manager may periodically sweep (e.g., withdraw all funds) the Professional Practice Account for the purpose of managing the cash of the Practice, such cash management to be in accordance with prudent cash management practices.

          (b)     Payments  from  the  Professional  Practice Account.  From the
                  ---------------------------------------------------
funds collected and deposited by the Professional Business Manager in the Professional Practice Account, the Professional Business Manager shall pay in the following order of priority and in accordance with applicable requirements under law or contract:

               (i)     any  refunds  owed  to  patients  by  the  Practice;

               (ii)     all  Office  Expenses;

               (iii) Practice Expenses (other than the cost of acquiring or leasing equipment pursuant to Sections 3.2(c) and 3.2(d));

               (iv)     Permitted  Shareholder  Expenses;

               (v) the past due Management Fee compensation owed to the Professional Business Manager pursuant to Section 5.1 hereof;

               (vi) the current Management Fee compensation owed to the Professional Business Manager pursuant to Section 5.1 hereof; and

               (vii)     all  remaining  Practice  Expenses  and  Shareholder
Expenses.

          Notwithstanding the foregoing priorities of payment, the Permitted Shareholder Expenses (other than the expenses arising out of the President's Employment Agreement) and other Shareholder Expenses shall be paid at the end of each consecutive 12-month period of this Agreement unless otherwise consented to by the Professional Business Manager.

          (c)     Additional  Documents.  Upon  request of Professional Business
                  ---------------------
Manager, the Practice shall execute and deliver to the financial institution wherein the Professional Practice Account is maintained, such additional documents or instruments as may be necessary to evidence or effect the special power of attorney granted to Professional Business Manager by the Practice pursuant to this Section 3.10. The special power of attorney granted herein shall be coupled with an interest and shall be irrevocable except with Professional Business Manager's written consent, which shall be provided immediately in the event the Professional Business Manager is terminated for cause pursuant to Section 6.2(a) below. The irrevocable power of attorney shall expire when this Agreement has been terminated, all accounts receivable payable to Professional Business Manager pursuant to this Agreement have been collected, and all Management Fees due to Professional Business Manager have been paid. If Professional Business Manager assigns this Agreement in accordance with its terms, the Practice shall execute a power of attorney in favor of the assignee in a form acceptable to Professional Business Manager. Professional Business Manager shall not make any withdrawal from the Professional Practice Account unless expressly authorized in this Agreement.

          (d)     Payroll  Account.  A  Practice  payroll account in the name of
                  ----------------
the Practice shall be established on behalf of the Practice for payroll to non-shareholder Professionals of the Practice. Funds for this account shall be received as Practice Expenses. The Practice, as employer of said non-shareholder Professionals, and Professional Business Manager, as agent and attorney of the Practice shall each have signing capacity to access the account for payroll.

     3.11     Fiscal  Matters.
              ---------------

          (a)     Annual Budget.  The initial annual Budget shall be agreed upon
                  -------------
by the parties before the execution of this Agreement. Thereafter, annually and at least thirty (30) days prior to the commencement of each fiscal year of the Practice, the Professional Business Manager, in consultation with the Practice, shall prepare and deliver to the Practice a proposed Budget, setting forth an estimate of the Practice's revenues and expenses for the upcoming fiscal year with respect to the Practice Locations. The Practice shall review the proposed Budget and either approve the proposed Budget or request any changes within twenty-one (21) days after receiving the proposed Budget. Disputes concerning the Budget shall, at the request of either party hereto, be submitted to the Practice Advisory Council. In the event the Parties are unable to agree on a Budget by the beginning of the fiscal year, until an agreement is reached, the Budget for the prior year shall be deemed to be adopted as the Budget for the current year, with each line item in the Budget (with the exception of the Management Fee which shall be established pursuant to the terms of this Agreement) increased or decreased by one of the following, whichever is most appropriate relative to the particular item of income or expense: (i) the increase or decrease from the prior year in the Consumer Price Index - Health/Medical Services for the relevant region; or (ii) the proportionate increase or decrease in mutually agreed upon personnel costs as measured by the increase or decrease in full-time-equivalent personnel. The Practice Advisory Council may revise or modify the Budget from time to time during the applicable fiscal year to reflect changing circumstances affecting the Practice. Additionally, notwithstanding the above, no change in an adopted Budget shall be contrary to the terms and spirit of this Agreement nor shall it have any effect on the Management Fee or Permitted Shareholder Expenses expressly agreed to herein, unless approved in advance in writing by the Parties hereto.

          (b)     Obligations  of  Professional  Business Manager.  Professional
                  -----------------------------------------------
Business Manager shall use commercially reasonable efforts to manage and administer the operations of the Office as herein provided so that the actual revenues, costs and expenses of the operation and maintenance of the Office during any applicable period of the Practice's fiscal year shall be consistent with the Budget.

          (c)     Accounting  and  Financial  Records.  Professional  Business
                  -----------------------------------
Manager shall establish and administer accounting procedures, controls, and systems for the development, preparation, and safekeeping of administrative or financial records and books of account relating to the business and financial affairs of the Office and the provision of Professional Eye Care Services at the Practice Locations, all of which shall be prepared and maintained in accordance with GAAP. The Practice shall have the right to inspect such records and books of account at its expense at any time, upon reasonable notice to Professional Business Manager. Professional Business Manager shall prepare and deliver to the Practice (i) within sixty (60) days of the end of each of the first three
(3) fiscal quarters in each fiscal year, and (ii) within ninety (90) days of the end of each fiscal year, a balance sheet and a profit and loss statement reflecting the financial status of the Practice in regard to the provision of Professional Eye Care Services at the Practice Locations as of the end of such period, all of which shall be prepared in accordance with GAAP consistently applied. In addition, Professional Business Manager shall prepare or assist in the preparation of any other financial statements or records as the Practice may reasonably request.

          (d)     Sales  and  Use  Taxes.  Professional Business Manager and the
                  ----------------------
Practice acknowledge and agree that to the extent that any of the services to be provided by Professional Business Manager hereunder may be subject to any state sales and use taxes, Professional Business Manager may have a legal obligation to collect such taxes from the Practice and to remit the same to the appropriate tax collection authorities. The Practice agrees to have applicable state sales and use taxes attributable to the services to be provided by Professional Business Manager hereunder treated as an Office Expense.

     3.12     Reports  and  Records.
              ---------------------

          (a)     Health  Care  Records.  All  files and records relating to the
                  ---------------------
operation of the Office, including without limitation, accounting, billing and collection, and patient records shall at all times be and remain the property of the Practice and shall remain under its possession, custody, and control. Subject to the foregoing and to the extent permitted by applicable law, Professional Business Manager shall, in consultation with the Practice, establish, monitor, and maintain procedures and policies for the timely, appropriate, and efficient preparation, filing, retrieval, and secure storage of such records. Patient records shall be located at Office facilities so that they are readily accessible for patient care. Patient records shall not be removed from Office premises without the express written consent of the Practice, except as specified herein. Patient records for patients not seen within the last three years may be stored in a commercial storage facility or other location Professional Business Manager shall designate, provided that Professional Business Manager shall notify the Practice of the location of said records. All such health care records shall be retained and maintained by the Practice and the Professional Business Manager as agent for the Practice in accordance with all applicable state and federal laws relating to the confidentiality and retention thereof. In this regard, Professional Business Manager shall use its best efforts to preserve the confidentiality of patient records and shall use information contained in such records only as the agent for the Practice only as permitted by law and for the limited purposes necessary to perform the services set forth herein.

          (b)     Other  Reports  and  Records.  Professional  Business  Manager
                  ----------------------------
shall timely create, prepare, and file such additional reports and records as are reasonably necessary and appropriate for the Practice's provision of Professional Eye Care Services at the Practice Locations, and shall be prepared to analyze and interpret such reports and records upon the request of the Practice.

     3.13     Recruitment  of the Practice's Professionals.  Upon the Practice's
              --------------------------------------------
request, Professional Business Manager shall coordinate, supervise or perform all administrative services reasonably necessary and appropriate to recruit potential Professionals to become employees of the Practice at the Practice Locations. It will be and remain the sole and complete responsibility of the Practice to interview, select, contract with, supervise, control and terminate all Professionals performing Professional Eye Care Services or other professional services at the Practice Locations.

3.14     Confidential  and  Proprietary  Information.
         -------------------------------------------

          (a) Professional Business Manager agrees that it shall not disclose any Confidential Information of the Practice to other persons without the Practice's express written authorization, that such Confidential Information shall not be used in any way detrimental to the Practice, and that Professional Business Manager will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations;

provided, however, that Professional Business Manager may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Agreement, it being understood and agreed by Professional Business Manager that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section, and will be directed by Professional Business Manager not to disclose to any other person any Confidential Information.

          (b) Notwithstanding clause (a) above, Professional Business Manager may share, subject to the restrictions of this Section, with other professional corporations, limited liability companies, associations, ophthalmology and optometry practices, or health care delivery entities the practice statistics of the Practice, including utilization review data, quality assurance data, cost data, outcomes data, or other practice data so long as the information provided is not precluded from being shared by applicable state or federal law. The Practice statistics and confidential information may be disclosed within the Practice, to managed care providers or other third party payors for the purpose of obtaining or maintaining third party payor contracts or reimbursements, or to financial analysts and underwriters; provided that any disclosure outside the Practice for any purpose not related to managed care contracting shall not identify any Professional by name without the Practice's consent and will not disclose or divulge patient identifying information.

          (c) Notwithstanding anything contained herein to the contrary, Professional Business Manager, its employees and agents shall comply with the requirements set forth in the HIPAA Addendum attached hereto as Exhibit 3.14.

     3.15     Professional  Business  Manager's Insurance.  Throughout the Term,
              -------------------------------------------
Professional Business Manager shall, as an Office Expense, obtain and maintain with commercial carriers, through self-insurance or some combination thereof, appropriate workers' compensation coverage for Professional Business Manager's employed personnel provided pursuant to this Agreement, and professional, casualty and comprehensive general liability insurance covering Professional Business Manager, Professional Business Manager's personnel, and all of Professional Business Manager's equipment in such amounts, on such basis and upon such terms and conditions as Professional Business Manager deems appropriate but which insurance is consistent with the insurance which is maintained by the Practice pursuant to Section 4.5 of this Agreement. Professional Business Manager shall cause the Practice to be named as an additional insured on Professional Business Manager's professional, casualty and comprehensive general liability policy. Upon the request of the Practice, Professional Business Manager shall provide the Practice with a certificate evidencing such insurance coverage. Professional Business Manager, in agreement with the Practice, may also carry, as an Office expense, key person life and disability insurance on any Shareholder or Professional employee of the Practice in amounts determined reasonable and sufficient by the Professional Business Manager. Professional Business Manager shall be the owner and beneficiary of any such insurance. Should only the Practice choose to obtain key person life and disability insurance, the Practice shall pay all premiums as a Practice Expense and shall receive all proceeds. Further, if only the Professional Business Manager chooses to obtain such insurance, Professional Business Manager shall pay all premiums as a Professional Business Manager Expense and shall receive the proceeds. The Practice shall cause its Professionals to submit to a medical examination necessary to obtain such insurance.

     3.16     No  Warranty  or  Representations.  The Practice acknowledges that
              ---------------------------------
Professional Business Manager has not made and will not make any express or implied warranties or representations that the Management Services provided by Professional Business Manager will result in any particular amount or level of income to the Practice. Specifically, Professional Business Manager has not represented that its Management Services will result in higher revenues, lower expenses, greater profits, or growth in the number of patients treated by the Practice's Professionals.

     3.17     Marketing  and  Public  Relations.  Professional  Business Manager
              ---------------------------------
acknowledges that the Practice desires a professional public relations program to enhance its optometric and/or therapeutic optometric practice and to extend the Office's ability to provide Professional Eye Care Services to patients at the Practice Locations. Subject to the Practice's written approval, Professional Business Manager shall design and implement an appropriate public relations program on behalf of the Practice, with appropriate emphasis on public awareness of the availability of Professional Eye Care Services at the Practice Locations. The public relations program shall be conducted in compliance with applicable laws and regulations governing advertising by the ophthalmological and optometric professions.

     3.18     Acquisition  of  Services  and  Supplies.  In  obtaining services,
              ----------------------------------------
supplies and personnel for or on behalf of the Practice pursuant to this Agreement, Professional Business Manager shall be authorized to obtain such services, supplies and personnel from an affiliate of Professional Business Manager provided that the Office Expenses which are incurred by or on behalf of the Professional Business Manager shall be consistent with the expenses of optical dispensaries similar in size, type, and operations in the area in which the Practice operates.

                                   ARTICLE IV

                OBLIGATIONS AND RESPONSIBILITIES OF THE PRACTICE.
                ------------------------------------------------

     4.1     Professional  Services.  The  Practice shall diligently conduct the
             ----------------------
business of an optometric and/or therapeutic optometric practice, including utilizing its capacities to the greatest extent practicable to provide Professional Eye Care Services to patients of the Office at the Practice Locations. The Practice shall retain that number of Professionals at the Practice Locations as are reasonably necessary and appropriate in the sole discretion of the Practice for the provision of Professional Eye Care Services at the Practice Locations and shall determine their assignment and scheduled hours of practice at the Practice Locations. The Practice shall provide Professional Eye Care Services to the Office's patients in compliance at all times with ethical standards, laws, and regulations applying to the optometric and/or therapeutic optometric professions. The Practice shall ensure that each Professional associated with or employed by the Practice to provide optometric and/or therapeutic optometric care to the Office's patients at the Practice Locations is licensed in each jurisdiction in which he or she provides such services. The Practice shall establish and implement a program to monitor the quality of Professional Eye Care Services provided at the Practice Locations (the "Continuous Quality Improvement Program"). The Continuous Quality Improvement Program shall be designed to promote and maintain quality care consistent with accepted practices prevailing from time to time in the area where each Practice Location is situated

     4.2     Optometric and Therapeutic Optometric Practice.  The Practice shall
             ----------------------------------------------
use and occupy the Office for the provision of Professional Eye Care Services and shall comply with all applicable local rules and ordinances and all standards of optometric and/or therapeutic optometric care. It is expressly acknowledged by the parties that the optometric and/or therapeutic optometric practice or practices conducted at the Office shall be conducted solely by Professionals employed by or under contract with the Practice, and no other Professional shall be permitted to use or occupy the Office without the prior written consent of Professional Business Manager. The Parties agree that it may be necessary from time to time for the Practice to engage the services of part-time professionals in the Office.

4.3     Employment  of  Professionals;  Optical  Technicians. Subject to Section
        ----------------------------------------------------
3.13 hereof, the Practice shall be responsible for the hiring, compensation, supervision, evaluation, and termination of all Professionals at the Practice Locations. At the request of the Practice, Professional Business Manager shall be available to consult with the Practice respecting such matters. The Practice shall be responsible for the payment of such Professionals' salaries and wages, payroll taxes, benefits, and all other taxes and charges now or hereafter applicable to them. The Practice shall employ and contract only with licensed Professionals who meet applicable credentialing guidelines established by the Practice. The Practice shall not in any fiscal year contract in the aggregate with Professionals for an amount (including the cost of associated benefits, payroll expense, and professional liability coverage) which is greater than the amount provided for such purpose in the Budget for such fiscal year. The
Practice represents, warrants and covenants that, if requested by the Professional Business Manager, on or before ninety (90) days from the date of such request, it will use its best efforts to obtain, shall in the future obtain, and shall enforce formal written employment agreements from each of its present full-time (an average of thirty (30) or more hours per week) Professionals, except for the President of the Practice, and those employed in the future in the form mutually acceptable to the Practice and the Professional Business Manager ("Employment Agreement") containing a restrictive covenant (the "Restrictive Covenant"). The Practice further represents, warrants and covenants that, concurrent with the execution hereof, the President of the Practice will enter into an Employment Agreement in the form attached as Exhibit 4.3B which agreement shall remain in force and effect during the term of this Agreement without amendment unless terminated in accordance therewith. The
President shall devote his full time and attention to the operation of the Practice and shall not provide optometric services other than at the Practice Locations. The Parties acknowledge that although the Optical Technicians will be employed by the Professional Business Manager, the primary duties of the Optical Technicians will be to assist the Professionals with Professional Eye Care Services. If requested by the Professional Business Manager, and the Practice in its reasonable discretion determines that time permits, such Optical Technicians may from time to time perform services which benefit the optical retail location adjacent to the Practice Location, provided that during the time the Optical Technicians are assisting with Professional Eye Care Services, the Optical Technicians shall remain under the control and supervision of the Practice. Notwithstanding the services that the Optical Technicians may provide to the Professional Business Manager, the expenses incurred by the Professional Business Manager in providing the Optical Technicians shall be Practice Expenses for which the Professional Business Manager shall be entitled to reimbursement.

     4.4     Professional  Standards.  As a continuing condition of Professional
             -----------------------
Business Manager's obligations hereunder, each Professional and any other Professional personnel retained by the Practice to provide Professional Eye Care Services at the Practice Locations must (i) have and maintain a valid and unrestricted license to practice optometry or ophthalmology in the jurisdiction in which such Professional provides services, (ii) comply with, be controlled and governed by, and provide Professional Eye Care Services in accordance with, applicable federal, state and municipal laws, rules, regulations, ordinances and orders, and the ethics and standard of care of the optometric community wherein the Office is located, and (iii) provide on a continual basis, quality care to its patients. Without limiting the generality of the foregoing, the Practice shall not, and the Practice shall not permit any Professional engaged by the Practice to, engage in activities which shall be deemed "unprofessional conduct" within the meaning of Section 430-

4-.01 of the Georgia optometric code (herein referred to as "Unprofessional Conduct"), including without limitation, the following activities:

          (a) Continuing to practice optometry while suffering from any physical or mental disease or disability which renders the further practice of optometry dangerous to patients or the public;

          (b) Habitual intemperance in the use of ardent spirits, narcotics or stimulants to such an extent as to render the licensed doctor of optometry unfit for the careful performance of his professional duties;

          (c) The intentional making of any fraudulent, misleading, or deceptive statement in any form of advertising connected with the practice of optometry, including but not limited to the tactic of "bait and switch", whereby a product or service is advertised for a specific price but the consumer must in fact purchase additional products or product or service previously advertised;

          (d) Making untruthful or improbable statements or flamboyant or extravagant claims concerning the licensed doctor of optometry's skills which are likely to deceive the public;

          (e) Assisting any person other than another licensed doctor of optometry or a doctor of medicine skilled in diseases of the eyes in the prescribing or fitting of a contact lens for a patient, unless the person so assisted is under his direct, personal supervision while upon the same premises. In releasing a prescription for contact lens all parameters necessary for fabrication of the lens must be included;

          (f) Practicing or continuing to practice optometry under, or use in connection with his practice of optometry, any assumed name, corporate name, trade name, or any name other than the name under which he is licensed to practice optometry in Georgia except as specifically permitted under Section 430-4-.01 of the Georgia Administrative Code:

          (g) Publicly displaying of the licensed doctor of optometry's name upon or in any premises used for the practice of optometry, unless a licensed doctor of optometry is actually present at times optometric services are provided and unless such licensed doctor of optometry is in the practice of optometry at such premises for a minimum of four (4) hours per week;

          (h) Failing to advise each patient whenever consultation with an optometric colleague or referral for other professional care seems advisable;

          (i) Failing to hold in professional confidence all information concerning a patient;

          (j) Exaggerating the patient's condition for the purpose of prescribing or dispensing unnecessary optometric services;

          (k) Performing any dishonorable, unethical or unprofessional conduct likely to deceive, defraud or harm the public;

          (l) Consistently misdiagnosing or consistently prescribing improper therapy;

     (m) Violating, attempting to violate, or conspiring to violate any provision of the laws or rules pertaining to the practice of optometry in this State;

     (n) Failing to provide adequate safeguards against patient abandonment as contemplated in Section 430-4-.01 of the Georgia Administrative Code.

     (o) Assisting, allowing, or permitting an unlicensed person, firm, association or corporation to practice optometry in this State;

     (p) Accepting any direct or indirect payment, gift, or other remuneration of any optometric service not actually rendered;

     (q) Placing his license at the disposal or in the service or control of any person, firm, association or corporation not licensed to practice optometry in this State;

     (r) Entering into any agreement that allows an unlicensed person, firm, association, or corporation to control or attempt to control the professional judgment as more specifically set forth in Section 430-4-.01 of the Georgia Administrative Code including, without limitation, setting or attempting to influence the professional fees of a doctor of optometry.

     4.5     Practice's  Insurance.  The  Practice shall, as a Practice Expense,
             ---------------------
obtain and maintain with commercial carriers chosen by the Practice appropriate workers' compensation coverage for the Practice's employed personnel, if any, and professional and comprehensive general liability insurance covering the Practice and each of the Professionals involved in the provision of Professional Eye Care Services. The comprehensive general liability coverage with respect to each of the Professionals shall be in the minimum amount of One Million Dollars ($1,000,000) and professional liability coverage shall be in the minimum amount of One Million Dollars ($1,000,000) for each occurrence and One Million Dollars ($1,000,000) annual aggregate. The insurance policy or policies shall provide for at least thirty (30) days' advance written notice to the Practice from the insurer as to any alteration of coverage, cancellation, or proposed cancellation for any cause. Upon the termination of this Agreement for any reason, the Practice shall continue to carry professional liability insurance in the amounts specified herein for the shorter period of (i) the period set forth in Georgia's statute of repose (or if no statute of repose exists, Georgia's statute of limitations) for bringing professional malpractice claims based upon injuries which are not immediately discoverable plus any applicable tolling periods, or
(ii) ten (10) years after termination; or if the Practice dissolves or ceases to practice optometry, the Practice shall obtain and maintain as a Practice Expense "tail" professional liability coverage, in the amounts specified in this Section for the shorter period of (i) the period set forth in Georgia's statute of repose (or if no statute of repose exists, Georgia's statute of limitations) for bringing professional malpractice claims based upon injuries which are not immediately discoverable plus any applicable tolling periods, or (ii) ten (10) years. The Practice shall be responsible for paying all premiums for Shareholder "tail" insurance coverage and such coverage shall be a Shareholder Expense; provided, however, that the Practice may cause its Professionals to be responsible for paying the premiums for such "tail" insurance coverage.

     4.6     Confidential  and Proprietary Information. The Practice agrees that
             -----------------------------------------
it shall not disclose any Confidential Information of the Professional Business Manager to other persons without Professional Business Manager's express written authorization, such Confidential Information shall not be used in any way detrimental to Professional Business Manager, and the Practice will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations; provided, however, that the Practice may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Agreement, it being understood and agreed by the Practice that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section, and will be directed by the Practice not to disclose to any other person any Confidential Information.

     4.7     Non-Competition.  The Practice hereby recognizes, acknowledges, and
             ---------------
avers that Professional Business Manager will incur substantial costs in providing the equipment, support services, personnel, management, administration, and other items and services that are the subject matter of this Agreement and that in the process of providing services under this Agreement, the Practice will be privy to financial and Confidential Information, to which the Practice would not otherwise be exposed. The Parties also recognize that the services to be provided by Professional Business Manager will be feasible only if the Practice operates an active practice to which the Professionals associated with the Practice devote their full time and attention. The Practice agrees, acknowledges, and avers that the non-competition covenants described hereunder are necessary for the protection of Professional Business Manager, and that Professional Business Manager would not have entered into this Agreement without the following covenants:

               (a) Except as specifically agreed to by Professional Business Manager in writing, the Practice covenants and agrees that during the Restricted Period (as hereinafter defined) other than if terminated by the Practice for cause, the Practice shall not directly or indirectly, engage in any activity or own (excluding ownership of less than one percent (1%) of the equity of any publicly traded entity and excluding ownership of the common stock of Professional Business Manager), manage, operate, control, contract with, lend funds to, lend its name to, maintain any interest whatsoever in, or be employed by, any enterprise (i) having to do with the provision, distribution, promotion, or advertising of any type of management or administrative services or products to third parties in competition with Professional Business Manager, within a three (3) mile radius of any Practice Location; and/or (ii) offering any type of service(s) or product(s) to third parties substantially similar to those offered by Professional Business Manager to the Practice hereunder in competition with Professional Business Manager within a three (3) mile radius of any Practice Location or (iii) the sale of optical retail goods (e.g., frames, lenses and contact lenses) within a three (3) mile radius of any Practice Location. Notwithstanding the above restriction, nothing herein shall prohibit (i) the Practice or any of its Shareholders from providing management and administrative services to this or their own optometry practice after the termination of this Agreement; (ii) the Practice or its Shareholders from contracting with a third-party manager to provide administrative or management services for its or their professional eye care practices after termination of this Agreement; (iii) any of the Practice's Shareholders from providing management and administrative services to their own optometry practices after the termination of their employment relationship with the Practice; and (iv) such Shareholders from contracting with a third-party manager to provide administrative or management services for their professional eye care practices after the termination of their employment relationship with the Practice. The term "Restricted Period" shall mean the period commencing on the date hereof and ending as follows:

           (i) if this Agreement is terminated on or before the first anniversary hereof, the period shall end twelve (12) months after the date of termination of this Agreement;

           (ii) if this Agreement is terminated within the after the first anniversary of the date hereof and prior to the second anniversary of the date hereof, the period shall extend after the date of termination of this Agreement for that number of days equal to the days between the date hereof and the date of termination of this Agreement; or

          (iii) if this Agreement is terminated after the second anniversary of the date hereof, the period shall end twenty-four (24) months after the date of termination of this Agreement.

          (b) The Practice understands and acknowledges that Professional Business Manager shall suffer severe harm in the event that the Practice breaches any obligation of Section 4.7, in addition to any other remedies available under this Agreement, at law or in equity, Professional Business Manager shall be entitled to enforce this Agreement by injunctive relief and by specific performance of the Agreement, such relief to be without the necessity of posting a bond, cash or otherwise. Additionally, nothing in this Section 4.7(b) shall limit Professional Business Manager's right to recover any other damages to which it is entitled as a result of the Practice's breach. The time period for which the non-competition covenant is effective shall be extended day for day for the time period the Practice is in violation of the non-competition covenant. If any provision of the covenants is held by a court of competent jurisdiction to be unenforceable due to an excessive time period, geographic area, or restricted activity, the covenant shall be reformed to comply with such time period, geographic area, or restricted activity that would be held enforceable.

     4.8     Name, Trademark.  The Practice covenants and agrees that during the
             ---------------
term of this Agreement, the Practice shall conduct its professional practice at the Practice Locations under the name of, and only under the name of "Michael
J. Martin, O.D. & Associates, P.C." (unless otherwise consented to by Professional Business Manager) and that such name is, or will be, duly and timely registered, qualified, or licensed under the laws of the jurisdiction in which they are being used. The Practice covenants and promises that the Practice will not:

          (a) take any action that is reasonably likely to result in the loss of registration, qualification or licensure of the name;

          (b) fail to take any reasonably necessary action that will maintain the registration, qualification, or licensure current;

          (c) license, sell, give, or otherwise transfer the name or the right to use the name to any optometry practice, Optometrist, professional corporation, professional limited liability company, office or any other entity; or

          (d) cease conducting the professional practice of the Practice under the name.


     4.9     Billing  Information  and  Assignments; Establishment of Fees.  The
             -------------------------------------------------------------
Practice shall promptly provide the Professional Business Manager with all billing and other information reasonably requested by the Professional Business Manager to enable it to bill and collect the Office's fees and other charges and reimbursement claims pursuant to Section 3.9, and the Practice shall use its best efforts to procure consents to assignments and other approvals and documents necessary to enable the Professional Business Manager to obtain payment or reimbursement from third parties for such fees, other charges and claims.

     4.10     Provider  Agreements.  The  Practice shall have ultimate authority
              --------------------
with regard to all contractual arrangements with third parties for the Practice's provision of Professional Eye Care Services at the Practice
Locations, and the Practice may at its sole discretion reject or otherwise refuse to enter into any such contractual arrangement.

     4.11     Tax  Matters.  The  Practice  shall  prepare  or  arrange  for the
              ------------
preparation by an accountant selected by the Practice of all appropriate corporate tax returns and reports required of the Practice including such returns and reports required with respect to the Professional Practice Account. The costs and expenses relating to the preparation of such returns and reports shall be deemed a Practice Expense.

      4.12     Shareholders'  Undertaking.  The  Practice  shall  cause  to  be
               --------------------------
executed  by  all  Shareholders  of  the  Practice an undertaking in the form of
Exhibit 4.12 by such Shareholders to, among other things, agree to cause the Practice to abide by the covenants not to compete described in Section 4.7 of this Agreement

     4.13     Limitations  on  Actions  of the Practice.  The Practice shall not
              -----------------------------------------
take any of the following actions without the express prior written consent of Professional Business Manager:

          (a) Any action leading to or intended to result in the merger, combination or consolidation of the Practice or Office with, or acquisition of the Practice, the Office, or their businesses by, any other entity;

     (b) Mortgage or encumber any of the Practice's real, personal or mixed property as security for any indebtedness which is not contemplated by the Budget;

     (c) Pay any dividend or make any other distribution, whether in cash or in kind, to Shareholders of the Practice, if any compensation owed by the Practice to Professional Business Manager hereunder has not been paid in full, and if any and all monetary obligations of the Practice to Professional Business Manager have not been fully paid in accordance with the terms of any and all documents governing such obligations; provided, however, that the foregoing shall not prevent payment of Shareholder's salary, Bonus, payroll taxes thereon, and certain Shareholder Expenses as set forth in Section 3.10(b);

     (d) Dissolve or liquidate the Practice, or take any action with a view to or likely to have the result of the dissolution or liquidation of the Practice; or

     (e) Authorize the provision of professional services such that the income derived therefrom is not owned by the Practice; provided that no such consent is necessary for (i) professional services performed by Professionals during said Professionals' vacation time, or (ii) professional services performed in connection with duties and responsibilities as a member of the Reserves or National Guard.

     4.14     Leases  of Office.  The Practice shall maintain and fulfill all of
              -----------------
its  obligations  under  leases  or subleases of Office facilities or locations.

                                    ARTICLE V

                        BUSINESS MANAGER'S COMPENSATION.
                        -------------------------------

     5.1     Base  Management  Fee.  The  Practice  and  Professional  Business
             ---------------------
Manager agree to the compensation set forth herein as being paid to Professional Business Manager in consideration of a substantial commitment made by Professional Business Manager hereunder and that such fees are fair and reasonable. Each month Professional Business Manager shall be paid that management fee as set forth in Exhibit 5.1 (as may be amended from time to time) The Parties agree that in the event that additional Practice locations are opened, or some of the Practice locations are abandoned, the management fee set forth on Exhibit 5.1 shall be adjusted as mutually agreed upon by the Parties.

     5.2     Reasonable Value.  Payment of the Management Fee is not intended to
             ----------------
be and shall not be interpreted or applied as permitting Professional Business Manager to share in the Practice's fees for Professional Eye Care Services or any other services, but is acknowledged as the Parties' negotiated agreement as to the reasonable fair market value of Professional Business Manager's commitment to pay all Office Expenses and the fair market value of the equipment, contract analysis and support, other support services, purchasing, personnel, management, administration, strategic management and other items and services furnished by Professional Business Manager pursuant to the Agreement, considering the nature and volume of the services required and the risks assumed by Professional Business Manager. The Practice and Professional Business Manager recognize and acknowledge that Professional Business Manager will incur substantial costs and business risks in undertaking to pay advance Office Expenses and in providing the support services, personnel, marketing, management, administration, and other items and services that are the subject matter of this Agreement. It is the intent of the Parties that the Management Fee reasonably compensate Professional Business Manager for the value to the Practice of Professional Business Manager's administrative expertise, given the considerable business risk to Professional Business Manager, in providing the Management Services that are the subject of this Agreement.

     5.3     Payment  of  Management  Fee.  To  facilitate  the  payment  of the
             ----------------------------
Management Fee as provided in Section 5.1 hereof, the Practice hereby expressly authorizes Professional Business Manager to make withdrawals of the Management Fee from the Professional Practice Account as such fee becomes due and payable during the Term in accordance with Section 3.10(a) and after termination as provided in Section 6.3. Professional Business Manager shall deliver to the Practice an invoice for the Management Fee accompanied by a reasonably detailed statement of the information upon which the Management Fee calculation is based.

     5.4     Disputes  Regarding  Fees.
             -------------------------

          (a) It is the Parties' intent that any disputes regarding performance standards of the Professional Business Manager be resolved to the extent possible by good faith negotiation. To that end, the Parties agree that if the Practice in good faith believes that Professional Business Manager has failed to perform its obligations, and that as a result of such failure, the Practice is entitled to a set-off or reduction in its Management Fees, the Practice shall give Professional Business Manager notice of the perceived failure and request in the notice a set-off or reduction in Management Fees. Professional Business Manager and the Practice shall then negotiate the dispute in good faith, and if an agreement is reached, the Parties shall implement the resolution without further action. At the request of Professional Business Manager or the Practice, the Practice Advisory Council shall make recommendations to Professional Business Manager with respect to any dispute concerning a set off or reduction in Management Fees.

          (b) If the Parties cannot reach a resolution within a reasonable time, the Parties shall submit the dispute to mediation to be conducted in accordance with the American Arbitration Association's Commercial Mediation Rules.

          (c) If the mediation process fails to resolve the dispute, the dispute shall be submitted by either Party to binding arbitration under Section 8.7.

                                   ARTICLE VI

                              TERM AND TERMINATION
                              --------------------

     6.1     Initial  and  Renewal Term.  The Term of this Agreement will be for
             --------------------------
an initial period of ten (10) years after the effective date, and shall be automatically renewed for successive five (5) year periods thereafter, provided that neither Professional Business Manager nor the Practice shall have given notice of its desire not to renew this Agreement at least sixty (60) days before the end of the initial term or any renewal term, or unless otherwise terminated as provided in Section 6.2 of this Agreement. Notwithstanding any provision to the contrary, the rights and obligations of the Parties with respect to any Practice Location shall terminate upon the termination of the underlying lease or sublease pursuant to which the Practice operates such Office.

     6.2     Termination.
             -----------

          (a)     Termination  by  the  Practice.  The  Practice may immediately
                  ------------------------------
terminate  this  Agreement  at  its  discretion, upon written notice pursuant to
Section  8.3,  as  follows:

               (i) If Professional Business Manager becomes insolvent by reason of its inability to pay its debts as they mature; is adjudicated bankrupt or insolvent; files a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States or shall have such a petition filed against it which is not discharged within thirty (30) days; has a receiver or other custodian, permanent or temporary, appointed for its business, assets or property; makes a general assignment for the benefit of creditors; has its bank accounts, property or accounts attached; has execution levied against its business or property; or voluntarily dissolves or liquidates or has a petition filed for corporate dissolution and such petition is not dismissed within thirty (30) days;

               (ii) If the Professional Business Manager fails to comply with any material provision of this Agreement and does not correct such failure within ninety (90) days after written notice of such failure to comply is delivered by the Practice specifying the nature of the breach in reasonable detail; or

               (iii) Professional Business Manager commits any act of fraud, misappropriation or embezzlement, or any other felony and as a result the Professional Business Manager is unable to substantially perform under the terms of this Agreement.

          (b)     Termination  by  Professional  Business Manager.  Upon written
                  ------------------------------------------------
notice pursuant to Section 8.3, Professional Business Manager may immediately terminate this Agreement at its discretion, upon thirty (30) days prior notice for any reason, or immediately for the following reasons:

               (i) The revocation, suspension, cancellation or restriction of any Shareholders' license to practice optometry in Georgia if, in the reasonable discretion of the Professional Business Manager, the Practice will not be financially viable after such revocation, suspension, cancellation, or restriction.

               (ii) If the Practice becomes insolvent by reason of its inability to pay its debts as they mature; is adjudicated bankrupt or insolvent; files a petition in bankruptcy, reorganization or similar proceeding under the bankruptcy laws of the United States or shall have such a petition filed against it which is not discharged within thirty (30) days; has a receiver or other custodian, permanent or temporary, appointed for its business, assets or property; makes a general assignment for the benefit of creditors; has its bank accounts, property or accounts attached; has execution levied against its business or property; or voluntarily dissolves or liquidates or has a petition filed for corporate dissolution and such petition is not dismissed within thirty
(30)  days;

               (iii) If the Practice fails to comply with any material provision of this Agreement, or any other agreement with Professional Business Manager, or the President fails to comply with the provisions of the President's Employment Agreement, and does not correct such failure within thirty (30) days after written notice of such failure to comply is delivered by Professional Business Manager specifying the nature of the breach in reasonable detail;

               (iv) If the Practice or any of the Practice's Professionals commit any act of fraud, misappropriation or embezzlement, or any other felony and as a result the Practice as an entire entity is unable to substantially perform under the terms of this Agreement;

               (v) If any of the material representations of the Practice are false or incorrect when made or hereafter become materially false or incorrect or any warranty of the Practice is materially breached; or

               (vi) The Practice and the Professional Business Manager fail to agree upon the Management Fee after the initial eighteen month period or any subsequent one (1) year period in accordance with Exhibit 5.1 attached hereto.

     (c)     Individual  Practice  Location.  Professional  Business Manager may
             ------------------------------
terminate its obligation with regard to any individual Practice Location upon thirty days' prior written notice to the Practice.

          (d)     Termination  by  Agreement.  In  the  event  the  Practice and
                  --------------------------
Professional Business Manager shall mutually agree in writing, this Agreement may be terminated on the date specified in such written agreement.

          (e)     Legislative,  Regulatory  or  Administrative  Change.  In  the
                  ----------------------------------------------------
event there shall be a change in the Medicare or Medicaid statutes, federal statutes, state statutes, case law, administrative interpretations, regulations or general instructions, the adoption of new federal or state legislation, a change in any third-party reimbursement system, or any finding, ruling, or decree of any regulatory body concerning this Agreement, any of which are reasonably likely to materially and adversely affect the manner in which either Party may perform or be compensated for its services under this Agreement or which shall make this Agreement or any related agreements unlawful or unenforceable, the Parties shall immediately use their best efforts to enter into a new service arrangement or basis for compensation for the services furnished pursuant to this Agreement that complies with the law, regulation, policy, finding, ruling, or decree, and that approximates as closely as possible the economic position of the Parties prior to the change. If the Parties are unable to reach a new agreement within thirty (30) days, this Agreement shall be terminated upon thirty (30) days written notice by either Party to the other.

     6.3     Effects  of  Termination.
             ------------------------

          (a)     Obligation  After  Termination.     Upon  termination  of this
                  -------------------------------
Agreement, as hereinabove provided, neither Party shall have any further obligations hereunder except for

               (i) obligations accruing prior to the date of termination, including, without limitation, payment of the Management Fee relating to services provided prior to the termination of this Agreement;

               (ii) obligations, promises, or covenants set forth herein that are expressly made to extend beyond the Term, including, without limitation, insurance, indemnities and non-competition provisions, which provisions shall survive the expiration or termination of this Agreement;

               (iii)     the  obligation  of  the  Practice described in Section
6.4;  and

               (iv) the obligation of the Practice to repay amounts advanced by Professional Business Manager to the Practice.

          (b)     Receipt  of Collections After Termination. In effectuating the
                  ------------------------------------------
provisions of this Section 6.3, the Practice specifically acknowledges and agrees that if this Agreement terminates pursuant to Section 6.1, 6.2(b) or 6.2(d), Professional Business Manager shall continue for a period not to exceed ninety (90) days to exclusively collect and receive on behalf of the Practice all cash collections from accounts receivable in existence at the time this Agreement is terminated, it being understood that

               (i) such cash collections will represent compensation to Professional Business Manager to the extent of all outstanding obligations to Professional Business Manager by the Practice pursuant to this Agreement for Management Services already rendered;

               (ii) Professional Business Manager shall not be entitled to collect accounts receivable after the termination date if this Agreement is terminated pursuant to Section 6.2(a);

               (iii) the Professional Business Manager shall deduct from such cash collections any other amounts owed to Professional Business Manager under this Agreement, including, without limitation, ten percent (10%) of such cash collections as its Management Fee during any period after the termination of this Agreement while such collections are taking place and any reasonable costs incurred by Professional Business Manager in carrying out the post termination procedures and transactions contemplated herein; and

               (iv) Professional Business Manager shall remit remaining amounts from such collection activities, if any, to the Practice.

          (c)     Surrender  of  Books After Termination. Upon the expiration or
                  ---------------------------------------
termination of this Agreement for any reason or cause whatsoever, Professional Business Manager shall surrender to the Practice all books and records pertaining to the Office.

     6.4     Limitation  of Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE
             ------------------------
TO THE OTHER FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF, EVEN IF THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY THEREOF; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT PREVENT RECOVERY OF ACTUAL
DAMAGES  ARISING  OUT  OF  OR  RELATED  TO  THIS  AGREEMENT.


                                  ARTICLE VIII

                       INDEMNIFICATION; THIRD PARTY CLAIMS
                       -----------------------------------

     7.1     Indemnification  by the Practice.  The Practice shall indemnify and
             --------------------------------
hold harmless Professional Business Manager and Professional Business Manager's shareholders, directors, officers, agents and employees, from and against all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting in any manner, directly or indirectly, from the negligent acts or omissions or misconduct of the Practice or its members, Shareholders, directors, officers, employees, agents or independent contractors, including but not limited to any such claims, demands, liabilities, losses, damages, costs and expenses which accrued or arose prior to the date of execution of this Agreement.

     7.2     Indemnification  by  Professional  Business  Manager.  Professional
             ----------------------------------------------------
Business Manager shall indemnify and hold harmless the Practice, and the Practice's members, Shareholders, directors, officers, agents and employees, from and against any and all claims, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting in any manner, directly or indirectly, from the negligent acts or omissions or misconduct of Professional Business Manager or its shareholders, directors, officers, employees, agents or independent contractors, including but not limited to any such claims, demands, liabilities, losses, damages, costs and expenses which accrued or arose prior to the date of execution of this Agreement

     7.3     Notice of Claim for Indemnification.  No claims for indemnification
             -----------------------------------
under this Agreement relating to claims solely between the Parties shall be valid unless notice of such claim is delivered to the Practice (in the case of a claim by Professional Business Manager) or Professional Business Manager (in the case of a claim by the Practice) within one (1) year after the Party making such claim first obtained knowledge of the facts upon which such claim is based. Any such notice shall set forth in reasonable detail, to the extent known by the Party giving such notice, the facts on which such claim is based and the resulting estimated amount of damages.

     7.4     Matters  Involving  Third  Parties.
             ----------------------------------

          (a) If the Practice or Professional Business Manager receives notice or acquires knowledge of any matter which may give rise to a claim by another person and which may then result in a claim for indemnification under this Agreement, then: (i) if such notice or knowledge is received or acquired by the Practice, the Practice shall promptly notify Professional Business Manager; and (ii) if such notice or knowledge is received or acquired by Professional Business Manager, the Professional Business Manager shall promptly notify the Practice; except that no delay in giving such notice shall diminish any obligation under this Agreement to provide indemnification unless (and then solely to the extent) the Party from whom such indemnification is sought is prejudiced.

          (b) Any Party from whom such indemnification (the "Indemnifying Party") is sought shall have the right to defend the Party seeking such indemnification (the "Indemnified Party") against such claim by another person (the "Third Party Claim") with counsel of the Indemnifying Party's choice reasonably satisfactory to the Indemnified Party so long as: (i) within fifteen
(15) days after the Indemnified Party has given notice of the Third Party Claim to the Indemnifying Party, the Indemnifying Party notifies the Indemnified Party that the Indemnifying Party will indemnify the Indemnified Party from and against all adverse consequences the Indemnified Party may suffer caused by, resulting from, arising out of or relating to such Third Party Claim; (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably satisfactory to the Indemnified Party that the Indemnifying Party has the financial resources necessary to defend against the Third Party Claim and fulfill its indemnification obligations; (iii) the Third Party Claim seeks money damages; (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim (other than an optometric malpractice claim) is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party; and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7.4(b): (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; (ii) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior consent of the Indemnifying Party; and (iii) the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior consent of the Indemnified Party.

          (d) If any of the conditions specified in Section 7.4(b) is not satisfied, however; (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem advisable (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith); (ii) the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' and accountants' fees and expenses); and (iii) the Indemnifying Party shall remain responsible for any adverse consequences the Indemnified Party may suffer caused by, resulting from, arising out of or relating to such Third Party Claim to the fullest extent provided in this Agreement.

     7.5     Settlement.  Except  as permitted by Section 7.4, a Party shall not
             ----------
compromise or settle any claim for which the other Party is obligated to indemnify it without the written consent of such Party.

     7.6     Cooperation.  The  Indemnified  Party  shall  make  available  all
             -----------
information and assistance that the Indemnifying Party may reasonably request in conjunction with assessing, defending and settling said claim.


                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     8.1     Administrative  Services  Only.  Nothing  in  this  Agreement  is
             ------------------------------
intended or shall be construed to allow Professional Business Manager to exercise control, authority or direction over the manner or method by which the Practice and its Professionals perform Professional Eye Care Services or other professional health care services. The rendition of all Professional Eye Care Services, including, but not limited to, the prescription or administration of medicine and drugs, shall be the sole responsibility of the Practice and its Professionals, and Professional Business Manager shall not interfere in any manner or to any extent therewith. Nothing contained in this Agreement shall be construed to permit Professional Business Manager to engage in the practice of optometry, it being the sole intention of the Parties hereto that the services to be rendered to the Practice by Professional Business Manager are solely for the purpose of providing non-optometric management and administrative services to the Practice so as to enable the Practice to devote its full time and energies to the professional conduct of its professional eye care practice and provision of Professional Eye Care Services to its patients.

     8.2     Status  of  Independent  Contractor.  The Practice and Professional
             -----------------------------------
Business Manager and their shareholders are not, and shall not be deemed to be by virtue of this Agreement, joint venturers, partners, employees or agents of each other (except as expressly provided in this Agreement). Except as may be expressly provided herein, neither Party shall have any authority to bind the other without the other's express written consent; and then only to the extent of the authority conferred by such express written consent. Each Party is an independent contractor, and each Party shall remain professionally and economically independent of the other. In the course of the business relationship contemplated in this Agreement only the Practice and its Professionals shall practice optometry and/or therapeutic optometry, and they shall do so as independent professionals with no employment relationship to Professional Business Manager. Professional Business Manager and the Practice agree that the Practice shall retain absolute authority to direct the optometric, professional, and ethical aspects of its optometric and/or therapeutic optometric practice, any authority granted herein to Professional Business Manager concerning the business and administrative aspects of such practice notwithstanding. Each Party shall be solely responsible for and shall comply with all state and federal laws applicable to that Party pertaining to employment taxes, income tax withholding, unemployment compensation contributions, and other employment related matters.

     8.3     Notices.  Any notice, demand, or communication required, permitted,
             -------
or desired to be given hereunder shall be deemed effectively given when in writing and personally delivered or mailed by prepaid certified or registered mail, return receipt requested, addressed as follows:

                        The Practice: Michael J. Martin, O.D. & Associates, P.C.
                                                             2011 Northlake Mall
                                                          Atlanta, Georgia 30345
                                                 Attention: Michael Martin, O.D.

                                                        with a copy: Marvin Coan
                                         Kentucky Home Life Building, 17th Floor
                                                          238 South Fifth Street
                                                      Louisville, Kentucky 40202

                                 Professional Business Manager: EyeMasters, Inc.
                                                               11103 West Avenue
                                                        San Antonio, Texas 78213
                                              Attention: Chief Financial Officer

                                        with a copy to: Cox & Smith Incorporated
                                                        112 E. Pecan, Suite 1800
                                                        San Antonio, Texas 78205
                                 Attention: J. Daniel Harkins or Steven A. Elder

or to such other address, or to the attention of such other person or officer, as any party may by written notice designate.

     8.4     Governing  Law.  This  Agreement shall in all respects be governed,
             --------------
interpreted and construed in accordance with the laws of the State of Georgia without giving effect to principles of comity or conflicts of laws thereof.

     8.5     Jurisdiction  and  Venue.  Professional  Business  Manager  and the
             ------------------------
Practice hereby consent to the personal jurisdiction and venue of the state and federal courts in the judicial circuit where the Practice has its principal corporate office, and do hereby waive all questions of personal jurisdiction and venue, including, without limitation, the claim or defense that such courts constitute an inconvenient forum.

     8.6     Assignment.  Except  as  may be herein specifically provided to the
             ----------
contrary, this Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective legal representatives, successors, and assigns; provided, however, that the Practice may not assign this Agreement without the prior written consent of Professional Business Manager, which consent may be withheld. Professional Business Manager may assign or transfer its rights and obligations under this Agreement only in the following situations: (a) pursuant to a merger of Professional Business Manager into another entity or the sale of substantially all of the assets of Professional Business Manager; (b) pursuant to the sale and/or assignment of all of this Agreement with the Practice's consent, which shall not be unreasonably withheld;
(c) pursuant to a transfer or assignment of this Agreement to one of Professional Business Manager's subsidiaries; affiliates, or sister corporations or (d) pursuant to any transfer or assignment to or by any financial lender of the Professional Business Manager, and this Agreement is subordinate to the rights of such lender. After such assignment and transfer, the Practice agrees to look solely to such assignee or transferee for performance of this Agreement.

     8.7     Arbitration.  Any  and  every dispute of any nature whatsoever that
             -----------
may arise between the Parties, whether sounding in contract, statute, tort, fraud, misrepresentation, discrimination or any other legal theory, including, but not limited to, disputes relating to or involving the construction, performance or breach of this Agreement or any other agreement between the Parties, whether entered into prior to, on, or subsequent to the date of this Agreement, or those arising under any federal, state or local law, regulation or ordinance, shall be determined by binding arbitration in accordance with the then-current commercial arbitration rules of the American Arbitration Association, to the extent such rules do not conflict with the provisions of this paragraph. If the amount in controversy in the arbitration exceeds Two Hundred Fifty Thousand Dollars ($250,000), exclusive of interest, attorneys' fees and costs, the arbitration shall be conducted by a panel of three (3) neutral arbitrators. Otherwise, the arbitration shall be conducted by a single neutral arbitrator. The Parties shall endeavor to select neutral arbitrators by mutual agreement. If such agreement cannot be reached within thirty (30) calendar days after a dispute has arisen which is to be decided by arbitration, any Party or the Parties jointly shall request the American Arbitration Association to submit to each Party an identical panel of fifteen (15) persons. Alternate strikes shall be made to the panel, commencing with the Party bringing the claim, until the names of three (3) persons remain, or one (1) person if the case is to be heard by a single arbitrator. The Parties may, however, by mutual agreement, request the American Arbitration Association to submit additional panels of possible arbitrators. The person(s) thus remaining shall be the arbitrator(s) for such arbitration. If three (3) arbitrators are selected, the arbitrators shall elect a chairperson to preside at all meetings and hearings. The arbitrator(s), or a majority of them, shall have the power to determine all matters incident to the conduct of the arbitration, including without limitation all procedural and evidentiary matters and the scheduling of any hearing. The award made by a majority of the arbitrators shall be final and binding upon the Parties thereto and the subject matter thereof. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sec.Sec. 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrators shall have no authority to award punitive or exemplary damages or any statutory multiple damages, and shall only have the authority to award compensatory damages, arbitration costs, attorney's fees, declaratory relief, and permanent injunctive relief, if applicable. Unless otherwise agreed by the parties, the arbitration shall be held in Dallas, Texas. This Section 8.7 shall not prevent either Party from seeking a temporary restraining order or temporary or preliminary injunctive relief from a court of competent jurisdiction in order to protect its rights under this Agreement. In the event a Party seeks such injunctive relief pursuant to this Agreement, such action shall not constitute a waiver of the provisions of this Section 8.7, which shall continue to govern any and every dispute between the Parties, including without limitation the right to damages, permanent injunctive relief and any other remedy, at law or in equity.

     8.8     Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT WAIVES
             --------------------
ANY RIGHT TO TRIAL BY JURY OF ANY DISPUTE OF ANY NATURE WHATSOEVER THAT MAY ARISE BETWEEN THEM, INCLUDING, BUT NOT LIMITED TO, THOSE DISPUTES RELATING TO, OR INVOLVING IN ANY WAY, THE CONSTRUCTION, PERFORMANCE OR BREACH OF THIS AGREEMENT OR ANY OTHER AGREEMENT BETWEEN THE PARTIES, THE PROVISIONS OF ANY FEDERAL, STATE OR LOCAL LAW, REGULATION OR ORDINANCE NOTWITHSTANDING. By execution of this Agreement, each of the parties hereto acknowledges and agrees that it has had an opportunity to consult with legal counsel and that he/she it knowingly and voluntarily waives any right to a trial by jury of any dispute pertaining to or relating in any way to the transactions contemplated by this Agreement, the provisions of any federal, state or local law, regulation or ordinance notwithstanding.

     8.9     Waiver  of  Breach.  The  waiver  by  either  Party  of a breach or
             ------------------
violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

     8.10     Enforcement.  In the event either Party resorts to legal action to
              -----------
enforce or interpret any provision of this Agreement, the prevailing Party shall be entitled to recover the costs and expenses of such action so incurred, including, without limitation, reasonable attorneys' fees.

     8.11     Gender  and  Number.  Whenever  the  context  of  this  Agreement
              -------------------
requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural.

     8.12     Additional  Assurances.  Except  as  may  be  herein  specifically
              ----------------------
provided to the contrary, the provisions of this Agreement shall be self-operative and shall not require further agreement by the Parties; provided, however, at the request of either Party, the other Party shall execute such additional instruments and take such additional acts as are reasonable and as the requesting Party may deem necessary to effectuate this Agreement.

     8.13     Consents,  Approvals,  and  Exercise of Discretion.  Whenever this
              --------------------------------------------------
Agreement requires any consent or approval to be given by either Party, or either Party must or may exercise discretion, and except where specifically set forth to the contrary, the Parties agree that such consent or approval shall not be unreasonably withheld or delayed, and that such discretion shall be reasonably exercised.

     8.14     Force  Majeure.  Neither  Party shall be liable or deemed to be in
              --------------
default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, fires, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either Party's employees, or any other similar cause beyond the reasonable control of either Party unless such delay or failure in performance is expressly addressed elsewhere in this Agreement. Notwithstanding the same, the Parties hereto agree to continue this Agreement to the best degree they can so long as reasonably possible and the Practice shall not be excused from its obligations under Sections 4.1, 6.4 and 6.5 pursuant to this Section 8.14.

     8.15     Severability.  The Parties hereto have negotiated and prepared the
              ------------
terms of this Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective Parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Agreement or the application thereof to any person or circumstance shall be adjudged or rendered to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction, an arbitration tribunal, a regulatory agency, or statute, such provision shall be reformed, construed and enforced as if such unenforceable provision had not been contained herein, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this

Agreement is in violation of applicable law, then the Parties agree to negotiate in good faith to amend the Agreement, to the extent possible consistent with its purposes, to conform to law.

     8.16     Press  Releases  and  Public  Announcements.  Except  as otherwise
              -------------------------------------------
required by law or by applicable rules of any securities exchange or association of securities dealers, neither the Practice nor the Professional Business Manager shall issue any press release, make any public announcement or otherwise disclose any information for the purpose of publication by any print, broadcast or other public media, relating to the transactions contemplated by this Agreement, without the prior approval of the other Party.

     8.17     Divisions  and  Headings.  The  division  of  this  Agreement into
              ------------------------
articles, sections, and subsections and the use of captions and headings in connection therewith are solely for convenience and shall not affect in any way the meaning or interpretation of this Agreement.

     8.18     Amendments  and  Execution.  This  Agreement  and  any  amendments
              --------------------------
hereto shall be in writing and executed in multiple copies on behalf of the Practice by its President, and on behalf of Professional Business Manager by an officer. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

     8.19     Licenses, Permits and Certificates.  Professional Business Manager
              ----------------------------------
and the Practice shall each obtain and maintain in effect, at all times during the term of this Agreement, all licenses, permits and certificates required by law which are applicable to the performance of their respective obligations pursuant to this Agreement.

     8.20     No  Third  Party  Beneficiaries.  Except  as  otherwise  provided
              -------------------------------
herein, this Agreement shall not confer any rights or remedies upon any person other than Professional Business Manager and the Practice and their respective successors and permitted assigns.

     8.21     Compliance  with  Applicable  Laws.  Professional Business Manager
              ----------------------------------
and the Practice shall comply with all applicable federal, state and local laws, regulations, rules and restrictions in the conduct of their obligations under this Agreement.

     8.22     Language  Construction.  The  Practice  and  Professional Business
              ----------------------
Manager acknowledge that each Party hereto and its counsel have reviewed and revised this Agreement and agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

     8.23     Entire  Agreement.  With  respect  to  the  subject matter of this
              -----------------
Agreement, this Agreement supersedes all previous contracts and constitutes the entire agreement between the Parties. Neither Party shall be entitled to benefits other than those specified herein. No prior oral statements or contemporaneous negotiations or understandings or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Agreement shall be recognized unless incorporated herein by amendment as provided herein, such amendment(s) to become effective on the date stipulated in such amendment(s). The Parties specifically acknowledge that, in entering into and executing this Agreement, the Parties rely solely upon the representations and agreements contained in this Agreement and no others.

     8.24     Authority.  Professional  Business Manager and the Practice hereby
              ---------
warrant and represent to each other that they have the requisite corporate authority to execute and deliver this Agreement in their respective names.

     IN WITNESS WHEREOF, the Practice and Professional Business Manager have caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.


                                                                  "The Practice"
                                     MICHAEL J. MARTIN, O.D., & ASSOCIATES, P.C.

                                                                             By:
                                                 Michael Martin, O.D., President




                                                 "Professional Business Manager"
                                                                EYEMASTERS, INC.


                                                                             By:
                             Title: ____________________________________________

                                    EXHIBIT A
                               PRACTICE LOCATIONS

     Address                             Monthly  Rental  Rate


Town  Mall                                       $1,980
400  Barrett  Parkway,  Ste.  #158
Kennesaw,  GA  30144

Stonecrest                                       $1,610
2929  Turner  Hill  Road,  SP  2625
 Lithonia,  GA  30038

Cumberland                                       $1,880
1245  Cumberland  Mall
 Atlanta,  GA  30339

Northlake                                        $1,570
2011  Northlake  Mall
 Atlanta,  GA  30345

Perimeter                                        $2,250
4400  Ashford  Dunwoody  Road
 Atlanta,  GA  30346

Gwinnet                                          $1,680
2100  Pleasant  Hill  Road,  SP  H10-1
 Duluth,  GA  30096

Southlake                                        $1,730
2402  Southlake  Mall
 Morrow,  GA  30260

North  Point                                     $2,230
1000  North  Point  Circle,  SP  1014
Alpharetta,  GA  30022

                                  EXHIBIT 3.14

                                 HIPAA ADDENDUM

     Practice is receiving and Professional Business Manager is providing business management services in connection with the operation of Practice, pursuant to the terms of the Professional Business Management Agreement. This Addendum sets forth certain terms that will apply to the relationship between Practice ("Health Care Provider") and Professional Business Manager ("Business Associate") including that relationship arising out of the Professional Business Management Agreement, and which are required by the privacy regulations promulgated pursuant to the Health Insurance Portability and Accountability Act, as amended ("HIPAA"). The parties agree as follows:

1.     DEFINITIONS.  Unless  otherwise  specified  in  this  Addendum,  all
       -----------
capitalized  terms not otherwise defined shall have the meanings established for
       ---
purposes of Title 45, Parts 160 and 164, of the United States Code of Federal Regulations, as amended from time to time. For purposes of clarification, the following terms shall have the definitions as set forth herein below:

     1.1 "Privacy Standards" shall mean the Standards for Privacy of Individually Identifiable Health Information as codified in 45 CFR Parts 160 and 164.

     1.2 "Security Standards" shall mean the Security Standards for the Protection of Electronic Protected Health Information as codified in 45 CFR Parts 160 and 164.

     1.3 "Protected Health Information" or "PHI" shall mean any information, whether oral or recorded in any form or medium: (i) that relates to the past, present, or future physical or mental condition of an individual; the provision of health care to an individual; or the past, present, or future payment for the provision of health care to an individual; and (ii) that identifies the individual, or with respect to which there is reasonable basis to believe the information can be used to identify the individual, and shall have the meaning given to such term in the Privacy Standards and in the Security Standards.

2.     BUSINESS  ASSOCIATE  OBLIGATIONS.  Business  Associate  may  receive from
       --------------------------------
Health Care Provider health information that is protected under applicable state and/or federal law, including without limitation, Protected Health Information. Business Associate agrees not to use or disclose (or permit the use or disclosure of) PHI in a manner that would violate the requirements of the Privacy Standards or the Security Standards if the PHI were used or disclosed by Health Care Provider in the same manner. Business Associate shall use appropriate safeguards to prevent the use or disclosure of PHI other than as expressly permitted under this Addendum.

3.     USE  OF  PHI.  Business Associate may use PHI only (i) for the purpose of
       ------------
performing services for Health Care Provider as such services are defined in the Professional Business Management Agreement, and (ii) as necessary for the proper management and administration of the Business Associate or to carry out its legal responsibilities, provided that such uses are permitted under federal and state law. Health Care Provider shall retain all rights in the PHI not granted herein.

4.     DISCLOSURE  OF  PHI.  Business Associate may disclose PHI as necessary to
       -------------------
perform its obligations under the Professional Business Management Agreement and as permitted by law, provided that Business

Associate shall in such case: (a) obtain reasonable assurances from any person to whom the information is disclosed that it will be held confidential and further used and disclosed only as required by law or for the purpose for which it was disclosed to the person or entity; (b) agree to immediately notify Health Care Provider of any instances of which it is aware that PHI is being used or disclosed for a purpose that is not otherwise provided for in this Addendum or for a purpose not expressly permitted by the Privacy Standards or the Security Standards; and (c) obtain reasonable assurances that all disclosures of PHI are subject to the principle of "minimum necessary use and disclosure," i.e., only the minimum PHI that is necessary to accomplish the intended purpose may be disclosed. In addition, Business Associate may disclose PHI as required by law. If Business Associate discloses PHI received from Health Care Provider, or created or received by Business Associate on behalf of Health Care Provider, to agents, including a subcontractor (collectively, "Recipients"), Business Associate shall require Recipients to agree in writing to the same restrictions and conditions that apply to the Business Associate under this Addendum. Business Associate shall report to Health Care Provider any use or disclosure of PHI not permitted by this Addendum, of which it becomes aware, such report to be made within five (5) days of the Business Associate becoming aware of such use or disclosure. Business Associate agrees to mitigate, to the extent practical and unless otherwise requested by Health Care Provider in writing, any harmful effect that is known to Business Associate and is the result of a use or disclosure of PHI in violation of this Addendum.

5.     INDIVIDUAL  RIGHTS.  If  Business Associate maintains a Designated Record
       ------------------
Set on behalf of Health Care Provider, Business Associate shall (a) permit an individual to inspect or copy PHI contained in that set about the individual under conditions and limitations required under 45 CFR Sec. 164.524, as it may be amended from time to time, and (b) amend PHI maintained by Business Associate as requested by Health Care Provider. Business Associate shall respond to any request from Health Care Provider for access by an individual within five (5) days of such request and shall make any amendment requested by Health Care Provider within ten (10) days of such request. The information shall be provided in the form or format requested, if it is readily producible in such form or format, or in summary, if the individual has agreed in advance to accept the information in summary form. A reasonable, cost-based fee for copying PHI may be charged. Business Associate shall accommodate an individual's right to have access to PHI about the individual in a Designated Record Set in accordance with the Privacy Standards set forth at 45 CFR Sec. 164.526, as it may be amended from time to time, unless the regulation provides for a denial or an exception expressly applies. Health Care Provider shall determine whether a denial is appropriate or an exception applies. Business Associate shall notify Health Care Provider within five (5) days of receipt of any request for access or amendment by an individual. Business Associate shall have a process in place for requests for amendments and for appending such requests to the Designated Record Set.

6.     ACCOUNTING  OF  DISCLOSURES.  Business  Associate shall make available to
       ---------------------------
Health Care Provider in response to a request from an individual, information required for an accounting of disclosures of PHI with respect to the individual, in accordance with 45 CFR Sec. 164.528, as it may be amended from time to time, incorporating exceptions to such accounting designated under the regulation. Such accounting is limited to disclosures that were made in the six (6) years prior to the request and shall not include any disclosures that were made prior to the compliance date of the Privacy Standards. Business Associate shall provide such information necessary to provide an accounting within thirty (30) days of Health Care Provider's request. Such accounting must be provided without cost to the individual or to Health Care Provider if it is the first accounting requested by an individual within any twelve (12) month period; however, a reasonable, cost-based fee may be charged for subsequent accountings if Business Associate informs the Health Care Provider and the Health Care Provider informs the individual in advance of the fee, and the individual is afforded an opportunity to withdraw or modify the request. Such accounting shall be provided as long as Business Associate maintains PHI.

7.     WITHDRAWAL  OF CONSENT OR AUTHORIZATION.  If the use or disclosure of PHI
       ---------------------------------------
in this Addendum is based upon an individual's specific consent or authorization for the use of his or her PHI, and (i) the individual revokes such consent or authorization in writing, (ii) the effective date of such authorization has expired, or (iii) the consent or authorization is found to be defective in any manner that renders it invalid, Business Associate agrees, if it has notice of such revocation or invalidity, to cease the use and disclosure of any such individual's PHI except to the extent it has relied on such use or disclosure, or where an exception under the Privacy Standards expressly applies.

8.     RECORDS  AND  AUDIT.  Business  Associate  shall make available to Health
       -------------------
Care Provider and to the United States Department of Health and Human Services or its agents, its internal practices, books, and records relating to the use and disclosure of PHI received from, created, or received by Business Associate on behalf of Health Care Provider for the purpose of determining Health Care
Provider's compliance with the Privacy Standards and the Security Standards or any other health oversight agency, in a timely a manner designated by Health Care Provider or the Secretary. Except to the extent prohibited by law, Business Associate agrees to notify Health Care Provider immediately upon receipt by Business Associate of any and all requests served upon Business Associate for information or documents by or on behalf of any and all government authorities.

9.     NOTICE  OF  PRIVACY  PRACTICES.  Health  Care  Provider  shall provide to
       ------------------------------
Business Associate its Notice of Privacy Practices ("Notice") when adopted and any amendments thereafter.

10.     CONFIDENTIALITY.  Business  Associate  shall  take any steps required to
        ---------------
(i) protect PHI from unauthorized uses or disclosures and (ii) maintain the confidentiality and integrity of PHI. Prior to any permitted disclosure of PHI, Business Associate shall require the person or entity to which it intends to disclose PHI to assume all of the same duties with respect to PHI that Business Associate has under this Addendum.

11.     SECURITY.  Business  Associate will: implement administrative, physical,
        --------
and technical safeguards that reasonably and appropriate protect the confidentiality, integrity and availability of the electronic protected health information that it creates, receives, maintains, or transmits on behalf of the Health Care Provider; ensure that any agent, including a subcontractor, to whom it provides such information agrees to implement reasonable and appropriate safeguards to protect the information; and report any security incidents to the Health Care Provider, in accordance with the Security Standards.

12.     TERM  AND  TERMINATION.
        ----------------------
     12.1 This Addendum shall commence on the Effective Date and shall remain in effect until terminated in accordance with the terms of this Section 12; provided, however, that any termination shall not affect the respective obligations or rights of the parties arising under this Addendum prior to the effective date of termination, all of which shall continue in accordance with their terms.

12.2 Health Care Provider shall have the right to terminate this Addendum for any reason upon thirty (30) days written notice to Business Associate.
12.3 Health Care Provider, at its sole discretion, may immediately terminate this Addendum and shall have no further obligations to Business Associate hereunder if any of the following events shall have occurred and be continuing:

     (a) Business Associate shall fail to observe or perform any material covenant or agreement contained in this Addendum for ten (10) days after written notice thereof has been given to Business Associate by Health Care Provider; or

     (b) A violation by Business Associate of any provision of the Privacy Standards, Security Standards, or other applicable federal or state privacy law.

12.4 Upon the termination of the Professional Business Management Agreement, this Addendum shall also terminate.

12.5 Upon termination, Business Associate agrees either to return to Health Care Provider or to destroy all PHI received from Health Care Provider or otherwise through the performance of services for Health Care Provider, that is in the possession or control of Business Associate or its agents. In the case of information for which it is not feasible to "return or destroy," Business Associate shall continue to comply with the covenants in this Addendum with respect to such PHI and shall comply with other applicable state or federal law, which may require a specific period of retention, redaction, or other treatment. Termination of this Addendum shall be cause for Health Care Provider to terminate the Professional Business Management Agreement.

13.     WAIVER.  No  provision  of  this Addendum or any breach thereof shall be
        ------
deemed waived unless such waiver is in writing and signed by the party claimed to have waived such provision or breach. No waiver of a breach shall constitute a waiver of or excuse any different or subsequent breach.

14.     ASSIGNMENT.  Neither  party  may  assign (whether by operation or law or
        ----------
otherwise) any of its rights or delegate or subcontract any of its obligations under this Addendum without the prior written consent of the other party. Notwithstanding the foregoing, Health Care Provider shall have the right to assign its rights and obligations hereunder to any entity that is an affiliate or successor of Health Care Provider, without the prior approval of Business Associate.

15.     GOVERNING  LAW.  This  Agreement shall be governed by and interpreted in
        --------------
accordance  with  the  laws  of  the  State  of  Texas.

16.     COUNTERPARTS.  This  Addendum  may  be  executed  in  one  or  more
        ------------
counterparts,  each  of  which  shall  be  deemed  an original, but all of which
        ----
together shall constitute one and the same document. In making proof of this Addendum, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Addendum is sought.

                                  EXHIBIT 4.3


                        PRESIDENT'S EMPLOYMENT AGREEMENT
                        --------------------------------


     THIS EMPLOYMENT AGREEMENT (the "Agreement") made and entered into as of the ___ day of ____________, 2003, by and between Michael J. Martin, O.D. & Associates, P.C., a Georgia professional corporation (the "Company"), or its assigns, and Michael J. Martin, O.D. ("Executive");

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS,  Executive owns 100% of the ownership interest in the Company; and

     WHEREAS, Executive is duly licensed to practice optometry in the State of Georgia and desires to accept employment as an employee of the Company to practice optometry and provide certain management services as an employee of the Company;

     WHEREAS, the Company desires to employ Executive on the terms and conditions set forth below;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.     Employment.  The  Company  hereby  employs  Executive  to  serve  as
            ----------
President of the Company, and Executive hereby accepts such employment, upon the terms and conditions set forth herein.

     2.     Term.  The  term of this Agreement shall commence on the date hereof
            ----
(the  "Effective  Date")  and  shall terminate on day preceding the twenty-fifth
(25th) anniversary of the Effective Date, subject to earlier termination and extension as hereinafter provided (the "Term"). Thereafter, this Agreement shall automatically renew for successive five-year terms unless either party gives written notice of its election not to renew at least thirty (30) days prior to the end of the then current period. In the event of such extension, all of the terms and conditions of this Agreement shall remain in full force and effect.

     3.     Duties,  Qualifications  and  Optometric  Records.  (a)  During  the
            -------------------------------------------------
Term, Executive shall serve as the President of the Company with such title, duties and responsibilities as established from time to time by the Board of Directors of the Company (the "Board"), or such person who may be appointed by the Board to oversee the operations of the Company. Such duties and responsibilities shall include, but not be limited to, the management of the other optometrists employed by the Company and the operations of the Company in Georgia and such other states as the Company has operations. Executive agrees that he will devote substantially all of his full professional time, attention and energies to the business of the Company, and to the performance of his duties hereunder. Executive shall not engage in the practice of optometry except as an employee of the Company. Executive will at all times report to the Board or such person who may be appointed by the Board to oversee the operations of the Company and its direct and indirect subsidiaries and affiliates. Executive shall abide by all of the Company's policies and procedures, as may be adopted from time to time by the Company. Executive shall maintain a valid and unrestricted license to practice optometry in each state or other jurisdiction in which the Company provides optometry services.

     (b) Executive shall, in accordance with the Company's policies, cause to be properly prepared and filed reports of all examinations, procedures and other professional services performed by himself and the other employees of the Company. The ownership and right of control of all reports, records and supporting documents prepared for and/or maintained by the Company belongs to the Company. In addition, Executive shall promptly submit such additional records as the Company deems to be required by any third party payors. In the event that Executive's employment with the Company is terminated, to the extent that Executive has any rights in such patient records, Executive agrees that such rights will be transferred to, and the records shall remain with, the Company, and Executive shall have no ongoing rights with respect thereto.

     4.     Compensation.
            ------------

     (a)     Base  Compensation.  During the term of this Agreement, the Company
             ------------------
shall  pay  to  Executive  a  salary  at  an  annual rate of $150,000 (the "Base
Salary"). The Base Salary shall be payable during the Term in substantially equal installments not less frequently than monthly in accordance with the Company's standard payroll policy or in such other installments as the parties may mutually agree. The Base Salary shall be payable during the Term in substantially equal installments not less frequently than monthly in accordance with the Company's standard payroll policy or in such other installments as the parties may mutually agree.

     (b)     Reimbursement  of Expenses.  The Company shall reimburse Executive,
             --------------------------
in accordance with the Company's policy in effect from time to time, for all reasonable travel, entertainment and other business expenses incurred by Executive in the performance of his duties and responsibilities hereunder. Notwithstanding the foregoing, Executive shall only be entitled to reimbursement for continuing education and related expenses for only 6 days of seminars per year and the reasonable travel and lodging related thereto.

     (c)     Net  Payments.  The  amount  of  any gross payments provided for in
             -------------
this Agreement shall be paid net of any applicable withholding required under federal, state or local law.

     5.     Benefits.  Executive  shall be entitled to receive the benefits made
            --------
available  or  applicable  from  time  to  time to the employees of the Company;
provided, however, that the receipt of such benefits by Executive shall be subject to the Company's eligibility and enrollment requirements pertaining to such benefit programs. Executive shall be eligible for four weeks paid vacation per year in accordance with the Company's vacation policy.

     6.     Confidentiality  and  Competitive  Activities.
            ---------------------------------------------

     (a)     Confidentiality.  Executive acknowledges that during his employment
             ---------------
with the Company, the Company has and will continue to disclose to him the confidential affairs and proprietary information of the Company and its subsidiaries and affiliates which is developed by and belongs to the Company and its subsidiaries and affiliates, including matters of a business nature such as information about costs, profits, markets, sales, trade secrets, potential patents and other business ideas, customer lists, supplier and vendor lists, plans for future developments and/or acquisitions, and information of any other kind not known within the optometric and optical professions or the optical retail industry generally (collectively, "Confidential Matters"). Executive further acknowledges that the Company would not hire Executive or disclose these Confidential Matters to Executive without the promises made by Executive in this
Section  6.  In  light  of  the  foregoing,  Executive  agrees:

          (i) To keep secret all Confidential Matters and the confidential affairs and proprietary information of any third party to whom the Company is bound by a confidentiality agreement, and not to disclose them to anyone outside of the Company or its subsidiaries or affiliates, or otherwise use them or use his knowledge of them for his own benefit or for the benefit of any third party, including, without limitation, use of the trade secrets, trade names or trademarks of the Company, either during or after the Term, except with the Company's prior written consent; and

          (ii) To deliver promptly to the Company at the termination of the Term, or at any time the Company may request, all memoranda, notices, records, reports and other documents (and all copies thereof) relating to the business of the Company or any of its subsidiaries or affiliates, including, but not limited to, Confidential Matters, which he may then possess or have under his control.

     Notwithstanding any of the foregoing, the term "Confidential Matters" does not include information which (i) is or becomes generally available to the public other than as a result of any disclosure by Executive or (ii) Executive is compelled to disclose by judicial or administrative process; provided, that in the case of any such requirement or purported requirement Executive shall provide written notice to the Company prior to producing such information, which notice shall be given at least ten (10) days prior to producing such information, if practicable, so that the Company may seek a protective order or other appropriate remedy.

     (b)     Competitive  Activities.  Executive  expressly  recognizes  and
             ------------------------
acknowledges that the terms and condition of this Section 6(b) are reasonable as to the time, area, and scope of restricted activity necessary to protect the legitimate interests of the Company, and are not unduly burdensome to Executive. During the Restricted Period (as hereinafter defined), Executive shall not, directly or indirectly (whether for compensation or otherwise), alone or as officer, director, stockholder (excepting stockholdings for investment purposes of not more than 1% in securities of publicly held and traded companies), partner, associate, employee, agent, principal, creditor, guarantor, trustee, salesman, consultant, or any other capacity, take any action in or participate with or become interested in or associated with any person, firm, partnership, corporation or other entity whatsoever that is engaged in the optometric and/or optical professions and/or the business of the retail sale of optical goods in any of the geographic areas within three (3) miles of any of the practice locations that is owned, operated or managed by the Company as of the date of termination of employment or location in which the Company has affirmative plans (evidenced by documentation) to commence operations as of the date of termination of employment (such activities are hereinafter referred to as the "Competitive Activities" and the restricted area is hereinafter referred to as the "Restricted Area"). Notwithstanding the foregoing, Executive shall be permitted to own and operate a single location for the purpose of operating an optometric and/or optical practice and/or selling optical goods, provided that such store is not affiliated with any national, regional or local optical retailer or an optometric practice that owns and operates more than one practice location and such store location is not within a three (3) mile radius of (i) a location that is owned, operated or managed by the Company as of the date of termination of employment or (ii) a location in which the Company has affirmative plans (evidenced by documentation) to commence operations as of the date of termination of employment and Executive has actively participated in such plans.

     The foregoing exceptions to the prohibitions against Competitive Activities shall not release Executive, or waive any rights of the Company with respect to, any of Executive's other covenants, obligations or duties hereunder including without limitation, the provisions of Section 6(a), 6(c) and 6(d).

     (c)     Antisolicitation.  Executive  agrees  that  during  the  Restricted
             ----------------
Period, he will not influence or attempt to influence patients (including customers with respect to managed care plans) of the Company or any of its present or future direct or indirect subsidiaries or affiliates, either directly or indirectly, to divert their business to any individual, partnership, firm, corporation or other entity then in competition with the business of the Company or any subsidiary or affiliate of the Company; provided this prohibition shall not apply to general advertisements in newspapers or other widely distributed publications, media, or mail, whether electronic or otherwise.

     (d)     Soliciting  Employees.  Executive agrees that during the Restricted
             ---------------------
Period, Executive shall not without the written consent of the Company, such consent to be given only after Executive is no longer a shareholder of the Company, directly or indirectly contact or solicit to employ or employ any of the then current or past employees of the Company or any subsidiary or affiliate of the Company unless such person shall have ceased to be employed by the Company (or its subsidiary or affiliate, as the case may be) and such cessation of employment shall have occurred at least twelve (12) months prior thereto;
provided this prohibition shall not apply to general advertisements in newspapers or other widely distributed publications, media, or mail, whether electronic or otherwise.

     (e) The term "Restricted Period" shall mean the period commencing on the Effective Date and ending as follows:

          (i) if Executive's employment is terminated (for any reason) within the 12-months following the date hereof, the period shall end twelve
          (12)  months  after  the  date  of  the  termination  of  employment;

          (ii) if Executive's employment is terminated (for any reason) on or after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date, the period shall extend after the date of termination of employment for that number of days equal to the days between the date hereof and the termination of Executive's employment; or

          (iii) if Executive's employment is terminated (for any reason) on or after the second anniversary of the Effective Date, the period shall end twenty-four (24) months after the date of termination of Executive's employment.

     7.     Remedies  for  Breach.  In  addition  to  the  rights  and  remedies
            ---------------------
provided in Section 16, and without waiving the same, if Executive breaches, or threatens to breach, any of the provisions of Section 6, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

     (i) The right and remedy to have such provisions specifically enforced by any court having equity jurisdiction together with an accounting for any benefit or gain by Executive in connection with any such breach. Executive specifically acknowledges and agrees that any breach or threatened breach of the provisions of Section 6 will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company, and accordingly the Company shall have the right to injunctive relief in connection with any such breach or threatened breach. Any injunction arising from the exercise of such equity jurisdiction shall be available without the posting of any bond or other security.

     (ii) The right and remedy to require Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (hereinafter collectively the "Benefits") derived or received, directly or indirectly, by Executive as a result of any transactions constituting a breach of any of the provisions of Section 6, Executive hereby agreeing to account for and pay over the Benefits to the Company.

     (iii)     The right to terminate Executive's employment pursuant to Section
8(c).

    (iv)  Upon discovery  by  the  Company  of  a breach or threatened breach of
Section 6, the right to immediately suspend payments to Executive under Section 4, pending a resolution of the dispute.

     If any covenant contained in Section 6 or any portion thereof is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants contained therein, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall reform the covenant to the extent necessary to cause the limitations contained therein as to time, geographical area and scope of activity to be restrained to be reasonable and to impose a restraint that is not greater than necessary to protect the goodwill and other business interest of the Company and to enforce the covenant as reformed. The parties hereto intend to and hereby confer jurisdiction to enforce the covenants contained in Section 6 upon the courts of any state or other jurisdiction in which any alleged breach of any such covenant occurs. If the courts of any of one or more of such states or other jurisdictions shall hold such covenants not wholly enforceable by reason of the scope thereof or otherwise, it is the intention of the parties hereto that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other states or jurisdictions as to breaches of such covenants in such other respective states or jurisdictions, the above covenants as they relate to each state or jurisdiction being, for this purpose, severable into diverse and independent covenants. If any court determines that such covenants are unenforceable, the Company shall be relieved of all obligations under this Agreement and Executive shall not be entitled to any payments which are suspended pursuant to Section 7(iv).

     8.     Termination  of  Agreement.
            --------------------------

     (a)     Death.  This Agreement shall automatically terminate upon the death
             -----
of Executive. During the Term, if Executive's employment is terminated due to his death, Executive's estate shall be entitled to receive the Base Salary set forth in Section 4 accrued through the end of the month in which the death occurs; provided, however, Executive's estate shall not be entitled to any bonus payments

(except as otherwise provided in the applicable bonus plan) or any other benefits (except as provided by law).

     (b)     Disability.  If  Executive  is  unable  to  perform his services by
             ----------
reason of mental or physical Disability (as herein defined), the Company may terminate this Agreement at any time. Upon termination of Executive's employment due to Disability, Executive shall be entitled to receive the Base Salary set forth in Section 4 accrued through the date on which Executive is first eligible to receive payment of disability benefits under the employee benefit plans as then in effect, and if no such plan is in effect, through the month ending one hundred eighty (180) days after onset of Disability and Executive shall not be entitled to any bonus payments (except as otherwise provided in the applicable bonus plan) or any other benefits (except as provided by law). The term "Disability" shall mean an infirmity preventing Executive from performing his duties for a period of more than three (3) consecutive months where no reasonable accommodation is available or where a reasonable accommodation would create an undue burden on the Company. Any question as to the existence of Disability of Executive as to which Executive and the Company cannot agree shall be determined in writing by a qualified independent physician mutually acceptable to Executive and the Company. If Executive and the Company cannot agree as to a qualified independent physician, each shall appoint such a physician and those two physicians shall select a third who shall make such determination in writing. The determination of Disability made in writing to the Company and Executive shall be final and conclusive for all purposes of the Agreement.

     (c)     Termination For Cause.  The Company may terminate this Agreement at
             ---------------------
any time for "Cause" in accordance with the procedures provided below. Termination of this Agreement for "Cause" shall mean termination upon (i) the breach of any material provision of this Agreement by Executive, (ii) commission (not merely an accusation) of an act punishable by imprisonment which is reasonably likely to have a material adverse effect on the Company or interfere with Executive's duties hereunder, (iii) willful and continued failure to substantially perform his duties hereunder (other than as a result of total or partial incapacity due to physical or mental illness), (iv) the engaging by Executive in conduct that is injurious to the Company, monetarily or otherwise, including, without limitation, embezzlement, fraud, theft, dishonesty, misfeasance, insubordination, malfeasance, and neglect of duties, (v) violation of the Company's ethics policy or any material violation or repeated violations by Executive of the other policies and procedures promulgated from time to time by the Company, (vi) current alcohol or drug abuse by Executive, (vii) the suspension, revocation or cancellation of Employee's right to practice optometry in any state or the District of Columbia, (viii) Executive ceases to be the sole shareholder of the Company, or (ix) the termination of the Professional Business Management Agreement between the Company and EyeMasters, Inc. In the event of termination of Executive's employment for Cause, Executive shall be entitled to receive only the Base Salary set forth in Section 4 accrued through the date of termination and he shall not be entitled to any bonus payments or other benefits (except as provided by law).

     (d)     Other  Termination  by the Company.  The Company may terminate this
             ----------------------------------
Agreement at any time without "Cause" by providing thirty (30) days prior written notice to Executive. If the Company terminates this Agreement at any time without Cause (i.e., other than pursuant to Section 8(b) or (8(c) above) or the Company elects not to renew the Term as provided in Section 2 hereof, the Company shall be obligated to pay Executive, and Executive shall be entitled to receive only, the Base Salary set forth in Section 4 accrued through the date of termination and he shall not be entitled to any bonus payments or other benefits (except as provided by law). Notwithstanding the notice provided by the Company, the

Company, in its sole discretion, may choose to immediately terminate Executive's employment. In that event, the Company's only obligation to Executive will be to pay the Base Salary that Executive would have received during the notice period.

     (e)     Termination  by  Executive.  Executive may terminate this Agreement
             --------------------------
upon thirty (30) days prior written notice to the Company; provided, however, Executive shall not be entitled to terminate this Agreement so long as he is a shareholder of the Company. Termination shall be effective at the expiration of the notice period. All obligations of the Company under this Agreement shall end on the effective date of termination and the Company shall have no further obligations under this Agreement, including, but not limited to payment of salary, bonuses or any similar compensation or benefits. Notwithstanding the notice provided by Executive, the Company, in its sole discretion, may choose to accept Executive's resignation immediately. In that event, the Company's only obligation to Executive will be to pay the Base Salary that Executive would have received during the notice period.

     9.     Effect  of  Termination.  Upon  the  termination  of this Agreement,
            -----------------------
whether  by  the  expiration  of  the Term specified in Section 2 or pursuant to
Section 8, the rights of Executive which shall have accrued prior to the date of such termination shall not be affected in any way. Executive shall not have any rights which have not previously accrued upon termination of this Agreement.

     10.     Fees.  The  Company shall have the exclusive authority to determine
             ----
the amount and nature of all fees and the procedure for establishing the fees to be charged patients of the Company, even though such patients might be treated solely by Executive in the course of Executive's employment by the Company.

     11.     Ownership  of  Fees  and Income.  All income generated by Executive
             -------------------------------
for Executive's professional services and all activities related thereto shall belong to the Company, whether paid directly to the Company or to Executive. Executive may be required (and agrees upon request of the Company so to do) to render a true accounting of all transactions relating to Executive's practice during the course of his employment.

12.     Communications.  All  notices  and  other  communications  under  this
        --------------
Agreement  shall  be in writing and shall be deemed to have been duly given when
(a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the respective addresses set forth below, or to such other addresses as either party may have furnished to the other in writing in accordance herewith, except that notice of a change of address shall be effective only upon actual receipt; to the Company:
__________________________________________,  for the attention of the President;
and  to  Executive:  _________________________________________________________.

     13.     Amendments  or  Additions.  No  amendments  or  additions  to  this
             -------------------------
Agreement shall be binding or effective unless in writing and signed by all parties hereto.

     14.     Binding  Effect;  Assignability.  This  Agreement  shall be binding
             -------------------------------
upon, and shall inure to the benefit of, Executive; the obligations of Executive hereunder are personal, and this Agreement may not be assigned by Executive. This Agreement is completely assignable by the Company without notice to or consent of Executive. This Agreement shall be binding upon, and shall inure to the benefit of, the

Company and shall also bind and inure to the benefit of any successor of the Company by merger or consolidation or any assignee of all or substantially all of its properties.

     15.     Headings;  References.  The  headings  used  in  this Agreement are
             ---------------------
included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement. References to a "Section" when used without further attribution shall refer to the particular sections of this Agreement.

     16.     Binding  Arbitration.  Subject  to  the rights of any party to seek
             ---------------------
injunctive relief pursuant to Section 7 above and without waiving the same, the parties agree that all disputes, controversies or claims that may arise among them (including their agents and employees), arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be submitted to, and determined by, binding arbitration. Such arbitration shall be conducted before a single arbitrator pursuant to the Commercial Arbitration Rules then in effect of the American Arbitration Association, except to the extent such rules are inconsistent with this Section 16. Except as otherwise provided in this Agreement, the arbitrator shall apply the laws of the State of Georgia (without regard to conflict of law rules) in determining the substance of the dispute, controversy or claim and shall decide the same in accordance with applicable usages and terms of trade. The fees of the arbitration initially shall be paid one-half by the Company and one-half by Executive; provided, however, that the prevailing party in any such arbitration shall be entitled to recover its reasonable attorneys' fees, costs and expenses incurred in connection with the arbitration. Any award pursuant to such arbitration shall be final and binding upon the parties, and judgment on the award may be entered in any federal or state court having jurisdiction. The obligations set forth in this Section 16 shall survive the termination of this Agreement. THE COMPANY AND EXECUTIVE EACH KNOWINGLY AND VOLUNTARILY GIVE UP ANY RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY DISPUTE, CLAIM OR CONTROVERSY WHICH MAY ARISE BETWEEN THEM.

     17.     Miscellaneous.  No  provision  of  this  Agreement may be modified,
             -------------
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Georgia without regard to its conflicts of law principles.

     18.     Surviving Provisions.  The obligations of the Company under Section
             --------------------
8, of Executive under Sections 3(b), 6 and 7, and of both the Company and Executive under Section 16 shall survive the expiration of the Term of this Agreement.

     19.     Entire  Agreement.  This  Agreement  shall  constitute  the  entire
             -----------------
agreement between the parties, superseding all prior agreements and all other negotiations, letters of intent, memoranda of understandings, and representations (if any) made by and among such parties, and may not be modified or amended, and no waiver shall be effective, unless by written document signed by both parties hereto. The Company and Executive have each had an opportunity to consult with counsel of their choice regarding the terms and conditions of this Agreement, and each understands the consequences of entering into and complying with the terms and conditions of the Agreement.

     20.     Pronouns.  In this Agreement, the use of any gender shall be deemed
             --------
to include all genders, and the use of the singular shall include the plural, wherever it appears appropriate from the context.

     21.     Enforcement  Costs.  If  any  legal  action  or  other  proceeding,
             ------------------
including arbitration, is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs, incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

     22.     Severability.  The  provisions  of  this  Agreement shall be deemed
             ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     23.     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.


                                      MICHAEL J. MARTIN, O.D. & ASSOCIATES, P.C.


                                              By_______________________________:
                                              Michael J. Martin, O.D., President



                                                                      EXECUTIVE:

                                              By_______________________________:
                                                         Michael J. Martin, O.D.

     EXHIBIT  4.12


                SHAREHOLDERS' UNDERTAKING TO MAINTAIN PRACTICE'S
              ----------------------------------------------------
                  CORPORATE EXISTENCE AND BE BOUND BY COVENANT
               --------------------------------------------------
                                 NOT TO COMPETE
                                ----------------

     As an inducement to the Professional Business Manager to enter into this Professional Business Management Agreement with the Practice or as required in the Professional Business Management Agreement, each of the undersigned person(s), having an ownership interest in the Practice, irrevocably and unconditionally covenants and agrees to maintain in good standing the corporate existence of the Practice under the laws of the state of Georgia, and to cause the Practice to abide by the restrictive covenants in Section 4.7 of the Professional Business Management Agreement. The undersigned persons further unconditionally covenant and agree to indemnify and hold harmless Professional Business Manager from and against any and all claims requirements, demands, liabilities, losses, damages, costs and expenses, including reasonable attorneys' fees, resulting in any manner from the failure of the Practice to remain in good standing under the laws of Georgia or the failure of the Practice to abide by the restrictive covenants described in Section 4.7 of such Professional Business Management Agreement, a copy of which has been delivered to the undersigned for his review, to the extent then required by Professional Business Manager. The undersigned acknowledges that he or she has received adequate consideration for the execution hereof. This undertaking may be assumed by a successor to Shareholder or Shareholders, whereupon the undersigned shall be released to the extent of such assumption, provided that any such successor Shareholder executes a form similar to this.

     IN WITNESS WHEREOF, the undersigned(s) have executed this Shareholders' Undertaking as of the day and year written opposite such Shareholder's name.


Date: _____________________, 2003                        _______________________
                                                         Michael J. Martin, O.D.

                                  EXHIBIT 5.1


                              BASE MANAGEMENT FEE
                              ---------------------

During the initial 18 month period of the Agreement, the Management Fee shall be equal to $3,700 per month for each Office location in operation during such month; provided, however, with respect to any Office location open during a portion of such month, the monthly management fee with respect to such Office location shall be prorated for the portion of the month such Office was in operation. On or before the eighteenth (18th) month anniversary of the date hereof, and on or before the end of each subsequent twelve (12) month period, the Management Fee for the remaining term of the Agreement shall be adjusted as may be mutually agreed to by the Parties. In the event that the Parties are unable to agree upon the Management Fee (the period during which the Management Fee has not been mutually agreed upon is hereinafter referred to as the "Unresolved Period"), then the Management Fee for the previous eighteen (18) month period or twelve (12) month period, as the case may be, shall remain in effect until the parties are able to mutually agree upon the Management Fee for the Unresolved Period and the Business Manager may, in its sole discretion, terminate this Agreement at any time during such Unresolved Period in accordance with Section 6.2 of the Agreement. Thereafter, the Management Fee may be revised only upon the mutual agreement of both of the parties.